Filed with the Securities and Exchange Commission on April 10, 2025
REGISTRATION NO. 333-184889
INVESTMENT COMPANY ACT NO. 811-07975

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 20
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 188

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor’s principal executive offices)

AMY M. WOLTMAN
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
(973) 802-6000
(Name, address and telephone number of agent for service)

COPIES TO:
ELIZABETH L. GIOIA
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 402-1624

Approximate Date of Proposed Sale to the Public: Continuous

It is proposed that this filing become effective: (check appropriate space)

□	immediately upon filing pursuant to paragraph (b) of Rule 485
⊠	on May 1, 2025 pursuant to paragraph (b) of Rule 485
□	60 days after filing pursuant to paragraph (a)(i) of Rule 485
□	on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Flexible Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL PREMIER ADVISOR VARIABLE ANNUITY SERIES (“ADVISOR SERIES”)
(Applicable to contracts with applications signed on or after 02/10/2014)

Flexible Premium Deferred Annuities

This prospectus describes a flexible premium deferred variable annuity contract (“Annuity”), offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “we”, “our”, “the Company”, or “us”). The Annuity provides for the potential accumulation of retirement savings and retirement income through annuitization. The Annuity is intended for retirement or other long-term investment purposes.

If you are receiving this prospectus, it is because you currently own the Annuity. The Annuity is no longer offered for new sales. Please read this prospectus and retain it for future reference.

The Annuity is available through third party financial professionals who charge an Advisory Fee for their services. This Advisory Fee is in addition to contract fees and expenses disclosed in this prospectus. If you elect to pay the Advisory Fee from your Account Value, this deduction may generally reduce the level of the Minimum Death Benefit and may be subject to federal and state income taxes, as well as a 10% additional tax. However, in order to avoid negatively impacting your optional benefits, Prudential does not permit the deduction of Advisory Fees from your Account Value if you have elected any optional benefits (although you may pay your advisor in some other manner). Any fee that is charged by your investment advisor for its services is in addition to the fees and expenses that apply under your Annuity.

We treat Advisory Fee payments as an expense of the Annuity and not a taxable distribution if (1) the Annuity is being used in conjunction with a “qualified” retirement plan or (2) a Non-qualified Annuity satisfies the requirements of Private Letter Ruling 201945005 (“PLR”) issued by the Internal Revenue Service (“IRS”) to Pruco Life, including the requirements that the Advisory Fees will not exceed 1.50% of the Annuity’s cash value and the Advisory Fees paid relate to investment advice and no other services. See the “Taxes” section for more information.

This Annuity was only offered for sale in the State of New York.

In compliance with U.S. law, we deliver this prospectus to Annuity Owners that currently reside outside of the United States. However, we may not market or offer benefits, features, or enhancements to prospective or current Annuity Owners while outside of the United States.

These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.

FOR FURTHER INFORMATION CALL 1-888-PRU-2888 OR AT: WWW.PRUDENTIAL.COM/ANNUITIES

Prospectus Dated: May 1, 2025	Statement of Additional Information Dated: May 1, 2025

PPADVNY30DPR

GLOSSARY OF TERMS

We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

Account Value: The total value of all allocations to the Sub-accounts and/or the Secure Value Account on any Valuation Day. The Account Value is determined separately for each Sub-account and the Secure Value Account and then totaled to determine the Account Value for your entire Annuity.

Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

Adjusted Purchase Payments: Purchase Payments we receive less any fees, charges or Tax Charges we deduct prior to allocation to the Sub-account(s) you select.

Advisory Fee(s): The amount we allow to be taken from your Annuity to pay your investment advisor for advisory services in connection with the Annuity that is eligible for special tax treatment when taken in connection with a Non-qualified Annuity. Advisory Fees will not be considered taxable distributions from Annuities used in qualified plans, or from Non-qualified Annuities when such fees are in compliance with the conditions of the Private Letter Ruling described in “Taxes - Non-qualified Annuities”, including that the amount of such fees does not exceed 1.50% of the Account Value in a calendar year.

Annual Income Amount: The annual amount of income for which you are eligible for life under the optional living benefits.

Annuitant: The natural person upon whose life annuity payments are based.

Annuitization: The process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments.

Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”

Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.

Beneficiary Annuity: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent’s account into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a Non-qualified Beneficiary Annuity.

Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.

Custodial Account: A trust or Custodial Account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.

Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one Beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Excess Income: All or any portion of a Lifetime Withdrawal that causes cumulative withdrawals to exceed the Annual Income Amount in any Annuity Year. Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future years.

Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”

Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

Investment Option: A Sub-account or other option available as of any given time to which Account Value may be allocated.

Issue Date: The effective date of your Annuity.

Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.

Lifetime Withdrawals: Amounts withdrawn under the optional living benefits that provide the Annual Income Amount each year until the death of the Annuitant (or the death of two spouses, if a spousal benefit is elected), regardless of the performance of your Account Value subject to our rules regarding the timing and amount of withdrawals.

Non-Lifetime Withdrawal: A withdrawal from your Annuity that you designate as a Non-Lifetime Withdrawal.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity that has the rights and benefits designated to the “participant” in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.

Permitted Sub-accounts: The Sub-accounts, as determined by us, to which you can allocate amounts if you elect an optional living benefit.

Portfolio: An underlying mutual fund in which a Sub-account of the Separate Account invests.

Protected Withdrawal Value: The amount to which the Withdrawal Percentage is applied to determine your Annual Income Amount, which initially equals your Account Value. The Protected Withdrawal Value is also used to determine your benefit fee. It is separate from your Account Value and not available as cash or a lump sum withdrawal.

Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

Required Minimum Distribution: The annual distribution that must be taken from an IRA, other than a Roth IRA, or a qualified plan during the life of the Owner. The Required Minimum Distribution will be computed based on Internal Revenue Code requirements (including Internal Revenue Service guidance).

Roll-Up Rate: The guaranteed compounded effective rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. The Roll-Up Rate is set when you elect the benefit and will not change. The rate is an annual effective rate and compounds daily.

Secure Value Account: The fixed account to which we allocate 10% of your initial Purchase Payment and 10% of any subsequent Purchase Payments if you elect an optional living benefit. The Secure Value Account earns interest at a rate we declare no more frequently than annually, is supported by assets held in our general account and is subject to our claims paying ability.

Separate Account: Refers to the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company of New Jersey. Separate Account assets held in support of the annuities are kept separate from all our other assets and may not be charged with liabilities arising out of any other business we may conduct.

Service Center:The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see “How to Contact Us” for the Service Office address.

Sub-account: A division of the Separate Account.

Surrender Value: The Account Value less any applicable tax charge, any charges assessable as a deduction from the Account Value for any optional living benefits provided by rider or endorsement, and any annual maintenance fee.

Unit: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

Unit Value: Each Variable Sub-account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.

we, us, our: Pruco Life Insurance Company of New Jersey.

Withdrawal Percentage: The percentage applied to your Protected Withdrawal Value to determine your Annual Income Amount. The applicable Withdrawal Percentage will depend on the age at which you take your first Lifetime Withdrawal. The applicable Withdrawal Percentages are set when you first elect the benefit and will not change.

you, your: The Owner(s) shown in the Annuity.

KEY INFORMATION

Important Information You Should Consider About the Annuity
Fees and Expenses
Charges for Early Withdrawals	None.
Transaction Charges

Charges may be applied to transfers (if more than 20 in an Annuity Year) or if state or local premium taxes are assessed. For more information on transaction charges, please refer to the “Charges” section of this prospectus.

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses disclosed below do not reflect any advisory fees paid to third party financial professionals from your Contract Value or other assets. If such advisory fees were reflected, the fees and expenses disclosed below would be higher.

	Annual Fee	Minimum	Maximum
	Base Contract	0.350%*	0.564%*
	Investment options (Portfolio fees and expenses)	0.29%*	1.81%*
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	1.00%*	2.00%

* Charge based on average daily net assets allocated to the Sub-accounts.
Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost $656	Highest Annual Cost $4,463

Assumes:

  Investment of $100,000

  5% annual appreciation

  Least expensive Portfolio fees and expenses

  No optional benefits

  No sales charges or advisory fees

  No additional Purchase Payments, transfers or withdrawals

Assumes:

  Investment of $100,000

  5% annual appreciation

  Most expensive combination of optional benefits and Portfolio fees and expenses

  No sales charges or advisory fees

  No additional Purchase Payments, transfers or withdrawals

For more information on ongoing fees and expenses, please refer to the “Fee Table” section of this prospectus.

Risks
Risk of Loss	You can lose money by investing in the Annuity. For more information on the risk of loss, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.
Not a Short-Term Investment

The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
For more information on the short-term investment risks, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

Risks Associated with Investment Options

An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Annuity, each of which has its own unique risks. You should review the Investment Options before making an investment decision.
For more information on the risks associated with Investment Options, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

Risks Associated with Third Party Advisory Fees

If you elect to pay third party advisory fees from your Account Value, then such fee deductions will be treated as a withdrawal and may reduce the level of the Minimum Death Benefit guarantees provided. Such withdrawals may be subject to federal and state income tax including a 10% additional tax, if applicable.
For more information on the risks associated with third party advisory fees, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

Insurance Company Risks

An investment in the Annuity is subject to the risks related to Pruco Life Insurance Company of New Jersey. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Pruco Life Insurance Company of New Jersey. More information about Pruco Life Insurance Company of New Jersey is available upon request. Such requests can be made toll free at 1-888-PRU-2888.
For more information on insurance company risks, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

Restrictions
Investments

You may make twenty (20) free transfers between Investment Options each Annuity Year. After the twentieth transfer in each Annuity Year, we will charge $10 for each additional transfer.
If you select an optional benefit, your selection of Investment Options may be limited.
Pruco Life Insurance Company of New Jersey reserves the right to remove or substitute Portfolios as Investment Options.
We may impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf.
For more information on investment and transfer restrictions, please refer to the “Charges” section, “Appendix A,” and the “Restrictions on Transfers Between Investment Options” section of this prospectus.

Optional Benefits

You may be able to obtain optional benefits, which may require additional charges. If you elect to purchase an optional benefit, we will deduct an additional charge on a quarterly basis from your Account Value allocated to the Sub-accounts. The charge for the optional benefit is deducted in addition to the insurance charge due to the increased insurance risk associated with the optional benefit. Any withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
For more information on optional benefits under the Annuity, please refer to the “Benefits Available Under the Contract” section of this prospectus.

Taxes
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals, including third party advisory fees paid from your Account Value, will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.
If the Annuity Owner elects to pay third party advisory fees from the Annuity’s contract value, the deduction may reduce the benefit guarantees.
For more information on tax implications, please refer to the “Taxes” section of this prospectus.

Conflicts of Interest
Investment Professional Compensation

Brokers/dealers may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, revenue sharing, and other compensation programs based on your investments in the Annuity. Please note that third party financial professionals who charge an Advisory Fee for their services are not paid additional commission amounts.
For more information on investment professional compensation, please refer to the “Who Distributes the Annuities?” section of this prospectus.

Exchanges

Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Annuity is no longer sold.
For more information on exchanges, please refer to the “Who Distributes the Annuities?” section of this prospectus.

OVERVIEW OF THE CONTRACT

The Annuity referenced in this prospectus and applicable riders is no longer available for new sales.

The Annuity is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. This Annuity is a “flexible premium deferred annuity.” It is called “flexible premium” because you have considerable flexibility in the timing and amount of premium payments. Generally, investors “defer” receiving annuity payments until after an Accumulation Period. This Annuity may be appropriate for investors accumulating retirement savings on a tax deferred basis and would seek guaranteed income through an annuity payment option.

Currently, we permit you to deduct advisory fees directly from your Account Value in order to pay third party financial professionals. This advisory fee is in addition to fees and expenses disclosed in this prospectus. If you elect to pay the advisory fee from your Account Value, this deduction may generally reduce the level of various benefit guarantees provided and may be subject to federal and state income taxes and a 10% additional tax. Please note that the investment restrictions for certain optional benefits, and/or the investment in certain assets allocation Sub-accounts, may limit or preclude the investment advisor’s ability to deduct advisory fees from your Annuity. For example, if you elect any optional living benefit, we will not allow your investment advisor to deduct fees from your Annuity (although you may pay your advisor in some other manner).

The Annuity offers a basic Death Benefit that could protect your retirement savings if you die during a period of declining markets, depending on when you die. It also offered optional Death Benefits that provide enhanced levels of protection for your Beneficiary(ies) for an additional charge. It may be used as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Roth IRA or Tax-Sheltered Annuity (or 403(b). It may also be used as an investment vehicle for “Non-qualified” investments. The Annuity allows you to invest your money in several variable Investment Options.

We offered optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Account Value has no guarantees, may fluctuate, and can lose value. As part of these benefits you are required to invest only in certain permitted Investment Options.

Each Annuity features two distinct phases—the Accumulation Period and the payout period. During the Accumulation Period your Account Value is allocated to one or more Investment Options. The variable Investment Options, each a Sub-account of the Separate Account, invest in an underlying Portfolio. Additional information about the Portfolios is provided in Appendix A to the prospectus.

During the payout period (after Annuitization), you can elect to receive annuity payments (1) for life with a guaranteed minimum number of payments or (2) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis. After Annuitization, the Death Benefits and optional benefits described in this prospectus will no longer apply. We reserve the right to make available other annuity options. See the “Annuity Period” section of this prospectus.

Transfers between Investment Options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

FEE TABLE

The following tables describe the fees and expenses you will pay when buying, owning, and surrendering or making withdrawals from the Annuity. More information about these fees and charges appears later in this prospectus.

The first table describes the fees and expenses that you will pay at the time that you buy the Annuity, surrender or make withdrawals from the Annuity, or transfer Account Value between Investment Options. These fees and expenses do not reflect any Advisory Fees paid to third party financial professionals from your Account Value. If Advisory Fees were reflected, your fees would be higher. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the “Charges” section.

Transaction Expenses	Maximum
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage of each Purchase Payment)	None
Transfer Fee1,[2]	$10.00
1.	You may make twenty (20) free transfers between Investment Options each Annuity Year. After the twentieth transfer in each Annuity Year, we will charge $10 for each additional transfer.
2.	Transfers in connection with one of our systematic programs (such as rebalancing or the formula used with optional living benefits) and transfers we make to or from the Secure Value Account due to the election or termination of an optional living benefit do not count toward the 20 free transfers in an Annuity Year.

The next table describes the maximum fees and expenses that you will pay each year during the time that you own the Annuity (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.

If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Annuity Expenses	Maximum
Administrative Expenses[1] (assessed annually on the Annuity’s anniversary date or upon surrender)	Lesser of $30 or 2% of Account Value
Base Contract Expenses[2] (based on the average daily net assets of the Sub-accounts)	0.550%[3]
Your Optional Benefit Fees and Charges[4]
Highest Daily Lifetime Income v3.0 (based on the greater of Account Value and Protected Withdrawal Value)	2.00%
Spousal Highest Daily Lifetime Income v3.0 (based on the greater of Account Value and Protected Withdrawal Value)	2.00%
Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit (based on the greater of Account Value and Protected Withdrawal Value)	2.00%
Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit (based on the greater of Account Value and Protected Withdrawal Value)	2.00%
1.	The Administrative Expense is referred to as “annual maintenance fee” elsewhere in this Prospectus. This expense is assessed annually on the Annuity’s anniversary date or upon surrender. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000. For Beneficiaries who elect the Beneficiary Continuation Option, the annual maintenance fee is the lesser of $30 or 2% of Account Value and is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
2.	The Base Contract Expense is referred to as the “insurance charge” elsewhere in this Prospectus. For Beneficiaries who elect the Beneficiary Continuation Option, the Base Contract Expense does not apply. However, Beneficiaries are assessed a Settlement Service Charge equal to 1.00% which is an annual charge assessed as on a daily basis against the assets allocated to the Sub-accounts.
3.	The Base Contract Expense applies to Contracts issued before February 25, 2019. For Contracts issued on or after February 25, 2019, the Base Contract Expense is 0.35%.
4.	Effective December 31, 2020, these optional living benefits are no longer offered for new elections or re-elections. This also means that if you currently have one of these benefits and elect to terminate it, you will not be permitted to re-elect it.

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Annuity. A complete list of Portfolios available under the Annuity, including their annual expenses, may be found in Appendix A of this prospectus.

Annual Portfolio Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.29%	1.81%

Example

These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses. The costs described below do not reflect any Advisory Fees paid to third party financial professionals from your Account Value. If such charges were reflected, the costs described below would be higher. In addition, if you choose to withdrawal Advisory Fees from your contract, there may be state and federal tax implications, including a 10% additional tax for withdrawals before age 59½.

The Example assumes that you invest $100,000 in the Annuity for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. The example assumes a contract with the Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

For Contracts issued before February 25, 2019, Expense Examples are provided as follows:

WITH SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0 WITH HIGHEST ANNUAL DEATH BENEFIT (ISSUED BEFORE 02/25/2019)
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$4,463	$13,762	$23,585	$50,654	$2,923	$9,166	$15,982	$35,888
If you annuitize your annuity at the end of the applicable time period:	$4,463	$13,762	$23,585	$50,654	$2,923	$9,166	$15,982	$35,888
If you do not surrender your annuity at the end of the applicable time period:	$4,463	$13,762	$23,585	$50,654	$2,923	$9,166	$15,982	$35,888

For Contracts issued on or after February 25, 2019 with Applications dated before November 18, 2019, Expense Examples are provided as follows:

WITH SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0 WITH HIGHEST ANNUAL DEATH BENEFIT (ISSUED ON OR AFTER 02/25/2019)
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$4,263	$13,173	$22,626	$48,867	$2,719	$8,549	$14,940	$33,758
If you annuitize your annuity at the end of the applicable time period:	$4,263	$13,173	$22,626	$48,867	$2,719	$8,549	$14,940	$33,758
If you do not surrender your annuity at the end of the applicable time period:	$4,263	$13,173	$22,626	$48,867	$2,719	$8,549	$14,940	$33,758

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

The risks identified below are the principal risks of investing in the Annuity. The Annuity may be subject to additional risks other than those identified and described in this prospectus.

Risks Associated with Variable Investment Options. You take all the investment risk for amounts allocated to one or more of the Sub-accounts, which invest in Portfolios. If the Sub-accounts you select increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolios in which your Sub-accounts invest. We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.

Risks Associated with Third Party Advisory Fees. Currently, we permit you to deduct advisory fees directly from your Account Value in order to pay third party financial professionals. This advisory fee is in addition to fees and expenses disclosed in this prospectus. If you elect to pay the advisory fee from your Account Value, this deduction may generally reduce the level of the Minimum Death Benefit guarantees provided and may be subject to federal and state income taxes and a 10% additional tax. Please note that the investment restrictions for certain optional living and death benefits, and/or the investment in certain assets allocation Sub-accounts, may limit or preclude the investment advisor’s ability to deduct advisory fees from your Annuity. For example, if you elect an optional benefit, we will not allow your investment advisor to deduct fees from your Annuity (although you may pay your advisor in some other manner).

Insurance Company Risk. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that Pruco Life of New Jersey owes under the Annuity. You should look to the financial strength of Pruco Life of New Jersey for its claims-paying ability. Pruco Life of New Jersey is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Pruco Life of New Jersey and our ability to conduct business and process transactions. Although Pruco Life of New Jersey has business continuity plans, it is possible that the plans may not operate as intended or required and that Pruco Life of New Jersey may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Possible Adverse Tax Consequences. The tax considerations associated with the Annuity vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Annuity, you should consult with a qualified tax advisor for complete information and advice. For example, distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.

Possible Fees on Access to Account Value. We may apply fees if you access your Account Value during the Accumulation Period or surrender your Annuity. For example, in addition to possible tax consequences discussed above, you may incur fees for accessing your Account Value such as an annual maintenance fee, tax charge, and/or a charge for any optional benefits.

Possible Impact of Advisory Fee Deductions. Advisory fees deducted from Annuity’s contract value may reduce the death benefit and other guaranteed benefits. In addition, the deduction may be subject to federal and state income tax, including a 10% additional tax, if applicable.

Not a Short-Term Investment. The Annuity is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short- term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.

Effect of Withdrawals on Optional Benefits. If you have elected certain Optional Benefits, a withdrawal may reduce the amount of your Benefit on more than a dollar for dollar basis.

Death Benefit Risk. While each Annuity provides a Death Benefit, the amount of that benefit is subject to investment gains and losses and is reduced for any withdrawals you take, including advisory fee deductions.

Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Annuity. An investment in the Annuity is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GENERAL DESCRIPTION OF REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

WHO IS PRUCO LIFE OF NEW JERSEY?

Pruco Life Insurance Company of New Jersey, (“Pruco Life of New Jersey”) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only and sells such products primarily through affiliated and unaffiliated distributors. Pruco Life of New Jersey is a wholly owned subsidiary of Pruco Life Insurance Company, whose ultimate parent is Prudential Financial, Inc. in New Jersey and New York.

No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of the issuing insurance company to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, we deliver this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.

Service Providers

Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2024, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY, 11717
Docufree Corporation	Records management and administration of annuity contracts Mail receipt / Imaging, check deposits, pricing, ahoc mailings.	10 Ed Preate Drive, Moosic PA, 18507
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY, 10022
Guidehouse	Claim related services	1676 International Drive Suite 800, McLean, VA, 22102
National Financial Services	Clearing and settlement services for Distributors and Carriers.	900 Salem St, Smithfield, RI, 02917
Open Text, Inc	Fax Services	2440 Sand Hill Rd. Suite 302, Menlo Park, CA, 94025
PERSHING LLC	Clearing and settlement services for Distributors and Carriers.	One Pershing Plaza, Jersey City, NJ, 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	570 Washington Boulevard, Jersey City, NJ, 07310
Thomson Reuters	Tax reporting services	3 Times Square, New York, NY, 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	135 Will Drive, Canton, MA, 02021

WHAT IS THE LEGAL STRUCTURE OF THE PORTFOLIOS?

Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value allocated to the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their Annuity. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and toward the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of Owners who actually vote will determine the ultimate outcome.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available variable investment options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Portfolios associated with the available variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.

We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

Similar Funds

The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the variable annuity contracts and variable life insurance policies are managed by the same advisor or subadvisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account.

Material Conflicts

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance policy owners and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

1.	changes in state insurance law;

2.	changes in federal income tax law;

3.	changes in the investment management of any variable investment options; or

4.	differences between voting instructions given by variable life insurance policy owners and variable annuity contract owners.

Fees and Payments Received by Us

As detailed below, we and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisors and subadvisors. Because these fees and payments are made to we and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us.

We may receive Rule 12b-1 fees which compensate us and our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services. These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.

We may also receive administrative services payments from the Portfolios or the advisors of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.

In addition, an advisor or subadvisor of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the advisor, subadvisor, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the advisor’s, subadvisor’s or distributor’s participation. These payments or reimbursements may not be offered by all advisors, subadvisors, or distributors and the amounts of such payments may vary between and among each advisor, subadvisor, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2024, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular advisor, subadvisor or distributor ranged from $172.15 to $275,000. These amounts relate to all individual variable annuity contracts issued by Pruco Life of New Jersey or its affiliates, not only the Annuity covered by this prospectus.

In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

WHAT ARE THE VARIABLE INVESTMENT OPTIONS?

Each variable Investment Option is a Sub-account that invests exclusively in a single Portfolio. Please refer to Appendix A for certain information regarding each Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.), (iii) its investment advisor and any subadvisor, (iv) current expenses, and (v) performance. There is no guarantee that any underlying Portfolio will meet its investment objective. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. The prospectuses for the Portfolios can be found online at www.prudential.com/regdocs/PLNJ-ADVISORV3.0-NY-STAT. You can also request this information at no cost by calling 1-888-PRU-2888.

CHARGES

The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the insurance charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the insurance charge. To the extent we make a profit on the insurance charge, such profit may be used for any other corporate purpose.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit Value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Transfers made through any electronic method or program we specify, as well as transfers we make to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit, are not counted toward the 20 free transfers. The transfer fee is deducted based on the proportion of Account Value in each Sub-account immediately subsequent to the transfer.

Annual Maintenance Fee: Prior to Annuitization, we deduct an annual maintenance fee. The annual maintenance fee is equal to $30 or 2% of your Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed annual maintenance fee. The fee is taken out first from the Sub-accounts on a proportional basis. The annual maintenance fee will never be deducted from the Secure Value Account. The annual maintenance fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the annual maintenance fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the annual maintenance fee is the lesser of $30 or 2% of Account Value and is only assessed if the Account Value is less than $25,000 at the time the fee is due.

Tax Charge: The Tax Charge is designed to approximate the taxes that we are required to pay and is generally assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%.

Currently, New York does not impose any premium tax. Other states and municipalities may impose a premium tax or similar tax on annuities that we are required to pay. We reserve the right to deduct a Tax Charge from Purchase Payments when received, from Surrender Value upon surrender, or from Account Value upon Annuitization if the State of New York imposes this type of tax in the future or if this type of tax is imposed by another jurisdiction. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts.

Company Taxes: We pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you may pay under the Annuity. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity. We reserve the right to change these tax practices.

Advisory Fees: Currently, we permit you to deduct advisory fees directly from your Account Value in order to pay third party financial professionals. This advisory fee is in addition to fees and expenses disclosed in this prospectus. If you elect to pay the advisory fee from your Account Value, this deduction may reduce the Minimum Death Benefit and may be subject to federal and state income taxes and a 10% additional tax. In order to avoid negatively impacting your add-on benefits, Prudential does not permit the deduction of advisory fees from your Account Value if you have elected any of the optional benefits (although you may pay your advisor in some other manner).

Advisory fees can be deducted on a quarterly, semi-annual or annual basis. You may establish this deduction by completing a form provided by us, authorizing us to accept and execute instructions from your third party financial professional to make withdrawals from your Annuity to pay the Advisory Fees pursuant to a written agreement between you and your third party financial professional. Unless you notify us differently as permitted, withdrawals of Advisory Fees will be deducted from any Variable Investment Sub-accounts on a proportional basis. Advisory Fees are calculated as a percentage of Account Value and reduce the Account Value by the amount of the fees on a dollar-for dollar basis. Requests for withdrawal of Advisory Fees will be processed on the Business Day in which they are received by us in Good Order Currently, we allow Advisory Fees of up to 1.50% of Account Value per calendar year. You may terminate authorization for the direct deduction of Advisory Fees at any time by providing us with written notice of such termination.

It is your responsibility to arrange for the payment of the Advisory Fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the Advisory Fees charged for those services.

Insurance Charge: We deduct an insurance charge daily based on the annualized rate shown in the “Fee Table” section. The charge is assessed against the assets allocated to the Sub-accounts. The insurance charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The insurance charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under the Annuity, including the Annuity’s basic Death Benefit (as described in “Basic Death Benefit”) that, subject to the Annuity’s terms and conditions, provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.

Charges for Optional Benefits Available Under the Annuity: For information about the benefits available under the Annuity and their corresponding charges, please refer to the “Benefits Available Under the Contract” table.

Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the insurance charge no longer applies. However, we then begin to deduct a Settlement Service Charge which compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. This charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.

Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees and short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets, and reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each Valuation Day. More detailed information about fees and charges can be found in Appendix A to this prospectus and the prospectuses for the Portfolios located at www.prudential.com/regdocs/PLNJ-ADVISORV3.0-NY-STAT.

ANNUITY PAYMENT OPTION CHARGES

If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the annual maintenance fee or reduce the portion of the total insurance charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

GENERAL DESCRIPTION OF CONTRACTS

CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS

You may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order. Such a request will be effective on the date the request is signed, unless otherwise specified by you, subject to our receipt of the request at our Service Center.. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

•	a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;

•	a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;

•	a change in Annuitant prior to the Annuity Date if the Owner is an entity;

•	a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

•	any permissible designation change if the change request is received at our Service Center after the Annuity Date;

•	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

•	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.

In general, and to the extent permitted by state law, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of Non-qualified Annuities only. We assume no responsibility for the validity or tax consequences of any change of ownership.

We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity.

We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

•	a company(ies) that issues or manages viatical or structured settlements;

•	an institutional investment company;

•	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

•	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

We will implement this right on a non-discriminatory basis and to the extent allowed by state law but are not obligated to process your request within any particular timeframe.

There are restrictions on designation changes when you have elected certain optional benefits.

Death Benefit Suspension Upon Change of Owner or Annuitant.If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See “Exception to Amount of Death Benefits” for additional details.

Spousal Designations

If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract, unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal. The non-Owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.

The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal advisor for more information.

Contingent Annuitant

Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”).

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to continue the Annuity, the Death Benefit payable will equal the Death Benefit described in the Spousal Continuation section of the Death Benefits section of this prospectus. See “Spousal Continuation of Annuity” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.

TRANSFER AND REBALANCING PROGRAMS

There are several programs we administer to help you manage your Account Value. We describe our current programs in this section. The minimum transfer amount under any program is currently $100, although we will not impose that requirement with respect to the final amount to be transferred under a program.

Dollar Cost Averaging Programs

We offer a Dollar Cost Averaging Program during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts to which your permitted to allocate. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from your Sub-accounts (if you make no selection, we will effect transfers on a monthly basis).

There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining Sub-account.

Automatic Rebalancing Programs

During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose and to which you are permitted to allocate. The “Accumulation Period” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

If you have an optional living benefit that makes transfers under a predetermined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that: (a) the AST Investment Grade Bond Sub-account used as part of the predetermined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program. You should also be aware that because of the mandatory allocation to the Secure Value Account, only the portion of your Account Value allocated to the Permitted Sub-accounts will be included as part of Automatic Rebalancing.

AUTHORIZATION OF A THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT

This Annuity is intended to be used where you have engaged an investment advisor to provide advice regarding the Annuity. That investment advisor may be a firm or person that is appropriately licensed to sell the Annuity or that is affiliated with an entity that is appropriately licensed to sell the Annuity. The investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. To be eligible to take any action with respect to your Annuity, your investment advisor must follow our rules for interacting with us to take action on your Annuity. These rules include, but are not limited to, restricting the amount of the advisor’s fee that the advisor can deduct from your Annuity (provided you have completed the required paperwork authorizing your investment advisor to do so) to a specified percentage of your Account Value. We may change the percentage limit periodically at our discretion. Currently, we will impose a limit of 1.50% of the Account Value in any given calendar year. We reserve the right to change these rules at any time. Although we impose these rules, you are solely responsible for choosing a suitable investment advisor.

We do not offer advice about how to allocate your Account Value. As such, we are not responsible for any recommendations your investment advisor makes, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf. Moreover, if you participate in an optional living benefit that transfers Account Value under a predetermined mathematical formula, you and your investment advisor should realize that such transfers will occur as dictated solely by the formula, and may or may not be in accord with the investment program being pursued by your investment advisor. As one possible example, prompted by a decline in the value of your chosen Sub-accounts, the formula might direct a transfer to the AST Investment Grade Bond Sub-account – even though your advisor’s program might call for an increased investment in equity Sub-accounts in that scenario.

You will receive confirmations of transactions that affect your Annuity that reflect advisory fees deducted from your Account Value. It is your responsibility to arrange for the payment of the Advisory Fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for those services, and if applicable, to review transaction confirmations to validate the accuracy of the advisory fee withdrawn from the Annuity (subject to the percentage limit described above). We encourage you to discuss with your investment advisor the impact of deducting advisory fees from your Annuity prior to making any election to do so. Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. Please be aware that if you authorize your investment advisor to withdraw amounts from your Annuity to pay for the investment advisor’s fee, such fee deduction will be treated as a withdrawal. Regardless of whether a withdrawal is authorized by your investment advisor or you, a withdrawal can have many consequences, particularly if you are participating in certain optional benefits. For example, as with any other withdrawal from your Annuity, you may incur adverse tax consequences upon the deduction of your advisor’s fee from your Annuity. In addition, a withdrawal generally may also reduce the level of various optional benefit guarantees provided.

Please note that the investment restrictions for certain optional living and death benefits, and/or the investment in certain assets allocation Sub-accounts, may limit or preclude the investment advisor’s ability to deduct advisory fees from your Annuity. For example, if you elect an optional benefit, we will not allow your investment advisor to deduct fees from your Annuity (although you may pay your advisor in some other manner).

Special Rules for Distributions to Pay Advisory Fees

We treat partial withdrawals to pay advisory fees as taxable distributions unless your Annuity is being used in conjunction with a “qualified” retirement plan (plans meeting the requirements of Sections 401, 403 or 408 of the Code) or such fees meet the requirements of a Private Letter Ruling (PLR) issued to Pruco Life by the IRS. See “Taxes” for information about the requirements of the PLR. However, if your Annuity has an optional benefit that is ineligible for advisory fee deduction, and if you take partial withdrawals from such Annuity to pay advisory fees, such partial withdrawals will be considered taxable distributions for all contracts, including the “qualified” retirement plans enumerated above.

FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS

If you have provided the necessary authorization on the application for your Annuity, the individual who signed the application for your Annuity may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. We refer to this person as your “financial professional.” You may have another person providing investment advisory services to you with respect to this Annuity and who you have separately authorized on the form we require to forward instructions to us regarding the allocation of your Account Value or certain financial transactions. Please be aware that if you authorize more than one person to provide investment instructions to us, we will follow all instructions received from authorized persons in the order in which we receive them. If your financial professional or investment advisor has this authority, we deem that all such transactions that are directed by your financial professional or investment advisor, as applicable, with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional or authorized investment advisor until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such financial professional or investment advisor. We will notify you and your financial professional if we implement any such restrictions or prohibitions.

Please Note: Annuity contracts managed by your financial professional or investment advisor also are subject to the restrictions on transfers between Investment Options that are discussed in the section titled “Restrictions on Transfers Between Investment Options.” We may also require that your financial professional or investment advisor transmit all financial transactions using the electronic trading functionality available through our website (www.prudential.com/annuities). Limitations that we may impose on your financial professional or investment advisor under the agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on his or her own behalf, except as otherwise described in this prospectus.

It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

For certain Broker Dealers: If instructed by your Broker Dealer, we may allow your financial professional to effectuate withdrawals on your behalf. In the event you do not wish that your financial professional has this authority, please contact us immediately.

RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS

During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.

Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the dollar cost averaging program, an automatic rebalancing program, or pursuant to a mathematical formula required as part of an optional living benefit (e.g., Highest Daily Lifetime Income v3.0). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the predetermined mathematical formula.

Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. We do not view a facsimile transmission or other electronic transmission as a “writing.” For purposes of this 20 transfer limit, we will treat multiple transfer requests submitted on the same Valuation Day as a single transfer and will not count any transfer that: (i) solely involves the Sub-account corresponding to the AST Government Money Market Portfolio; (ii) involves one of our systematic programs, such as automated withdrawals; or (iii) occurs to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit.

Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. The Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., the Sub-accounts corresponding to the AST Government Money Market Portfolio or ProFunds VP Portfolios), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

•	With respect to each Sub-account (other than the AST Government Money Market Sub-account or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as Automatic Rebalancing or under a predetermined mathematical formula used with an optional living benefit; (ii) do not count any transfer that solely involves the AST Government Money Market Sub-account, the Secure Value Account and/or a ProFund VP Sub-account; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

•	We reserve the right to affect transfers on a delayed basis for all Annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.

There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there may be owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying Portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the financial professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional) and will not waive a transfer restriction for any Owner.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

ANNUITY PERIOD

Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the “Benefits Available Under the Contract” section in this prospectus for a description of annuity options that are available when you elect one of the optional benefits. You must annuitize your entire Account Value; partial Annuitizations are not allowed.

You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. For qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances. You may change your choices before the Annuity Date.

If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.

If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.

Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below. See the “Payment of Death Benefits” section of this prospectus.

Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Please note that you may not annuitize within the first Annuity Year.

For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.

Option 1

Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable Internal Revenue Service (“IRS”) tables. The annuity payments may be made monthly, quarterly, semi-annually, or annually, as you choose, for the fixed period. If the Owner dies before the end of the period certain, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.

Option 2

Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semi-annually, or annually for the number of years selected (the “period certain”), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you and payments will be made monthly. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in these instances the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

Other Annuity Options We May Make Available

For more information on other annuity options we may make available in the future please call 888-778-2888.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Annuity.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Restrictions/Limitations
Highest Daily Lifetime Income v3.0*	Provides a guaranteed lifetime income stream through withdrawals during the life of the Annuitant.	Optional	2.00% (based on the greater of Account Value and PWV)	You may not select certain Portfolios. Please refer to Appendix A for variable Sub-account availability.
Spousal Highest Daily Lifetime Income v3.0*	Provides a guaranteed lifetime income stream through withdrawals during the lives of the Annuitant and his or her spouse.	Optional	2.00% (based on the greater of Account Value and PWV)	You may not select certain Portfolios. Please refer to Appendix A for variable Sub-account availability.
Minimum Death Benefit	Provides protection for your Beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	0%	Advisory fees deducted from your Account Value are treated as withdrawals, and will reduce your Minimum Death Benefit amount on a proportional basis. Such reductions may be significant.
Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit*	Provides a guaranteed lifetime income stream through withdrawals during the life of the Annuitant and a death benefit that locks in gains in your Account Value.	Optional	2.00% (based on the greater of Account Value and PWV)	You may not select certain Portfolios. Please refer to Appendix A for variable Sub-account availability.
Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit*	Provides a guaranteed lifetime income stream through withdrawals during the lives of the Annuitant and his or her spouse, as well as a death benefit that locks in gains in your Account Value.	Optional	2.00% (based on the greater of Account Value and PWV)	You may not select certain Portfolios. Please refer to Appendix A for variable Sub- account availability.
Dollar Cost Averaging	Allows you to systematically transfer a percentage amount out of any variable Investment Option and into any other variable Investment Option(s).	Standard	0%	Minimum allocation requirements.
Automatic Rebalancing	You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select.	Standard	0%	None.
*	Effective December 31, 2020, we no longer offer the Highest Daily Lifetime Income v3.0 benefits.

OPTIONAL LIVING BENEFITS

The Annuity referenced in this prospectus and applicable riders is no longer available for new sales.

Overview

Pruco Life of New Jersey offered different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional Living Benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional living benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive.

The Highest Daily Lifetime Income v3.0 benefits are “Guaranteed Lifetime Withdrawal Benefits.” These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence even if you are taking withdrawals under an optional living benefit.

We no longer offer the Highest Daily Lifetime Income v3.0 benefits listed below (collectively “Highest Daily v3.0 Benefits”).

Please see the benefit descriptions that follow for a complete explanation of the terms, conditions and limitations of each optional living benefit.

To make this Prospectus easier to read, we sometimes use different labels than are used in the Annuity. This is illustrated below. Although we use different labels, they have the same meaning in this prospectus as in the Annuity. You should also note that the label “Investment Options” as used in the Annuity includes the Secure Value Account; however, as used in this prospectus “Investment Options” does not include the Secure Value Account.

Annuity	Prospectus
GA Fixed Account	Secure Value Account
Transfer Account	AST Investment Grade Bond Sub-account (“Bond Sub-account”)
Annual Income Percentage	Withdrawal Percentage
Required Investment Options	Permitted Sub-accounts

Electing An Optional Living Benefit for Annuities with applications signed on or after April 27, 2015 and on or prior to December 31,2020

You may have elected any of the optional living benefits listed above only at the time you purchased the Annuity or within 30 days of the date your Annuity was issued for Annuities with applications signed on or after April 27, 2015 and on or before December 31, 2020. If you did not elect an optional living benefit at the time you purchased the Annuity or within 30 days of the date your Annuity was issued, you may not add one in the future. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. There is no guarantee that any benefit will be available for election at a later date. Also, if you elect an optional living benefit in the future.

If you elected Highest Daily Lifetime Income v3.0 Benefit and later terminate it, you may not re-elect it. See “Termination of Existing Optional Living Benefit and Election of a New Optional Living Benefit” for information pertaining to elections, termination and re-election of optional living benefits.

If you elected an optional living benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a proportional basis from your Annuity’s Sub-accounts, the Secure Value Account (i.e., in direct proportion to the proportion that each such Sub-account and the Secure Value Account bear to your total Account Value) in order for you to be eligible for the benefit.

The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal advisor before electing the Spousal Benefit for a domestic partner or civil union partner.

Conditions of Electing An Optional Living Benefit

When you elect an optional living benefit, certain conditions apply. First, you are limited in the Sub-accounts to which you can allocate Account Value. Second, we will allocate a portion of your Account Value to the Secure Value Account. Last, we will apply a predetermined mathematical formula that may make transfers of your Account Value. These conditions are discussed briefly below.

Allocation of Account Value

As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value (the “Permitted Sub-accounts”). If you elect an optional living benefit after your Annuity is issued (which must occur within 30 days of the date your Annuity is issued for Annuities with applications signed on or after April 27, 2015), we will require you to reallocate Account Value that is currently allocated to Sub-accounts other than the Permitted Sub-accounts to the Permitted Sub-accounts. Please see Appendix A for a listing of the Permitted Sub-accounts. We reserve the right to terminate your optional living benefit if you allocate amounts to a Sub-account that is not permitted. Prior to terminating an optional living benefit, we will send you written notice and provide you with an opportunity to reallocate to the Permitted Sub-accounts.

We may change the Permitted Sub-accounts available with an optional living benefit. For more information, see “Other Important Considerations” in the benefit descriptions that follow.

The Secure Value Account

When you elected an optional living benefit at the time you purchase your Annuity, we allocate 10% of your initial Purchase Payment to the Secure Value Account. This means that 90% of your Purchase Payment will be allocated to the Permitted Sub-accounts. If you elected an optional living benefit after your Annuity was issued (which must occur within 30 days of the date your Annuity was issued for Annuities with applications signed on or after April 27, 2015 and before December 31, 2020), we will then allocate the same mandatory 10% of your Account Value to the Secure Value Account and 90% of your Account Value will remain allocated to the Permitted Sub-accounts. In addition, 10% of all additional Purchase Payments made while an optional living benefit is in effect will be allocated to the Secure Value Account. You cannot make transfers into or out of the Secure Value Account. The percentage of your overall Account Value in the Secure Value Account will change over time due to the performance of the Permitted Sub-accounts and interest credited to the Secure Value Account. When this happens, we will not rebalance your Account Value in order to maintain the 10% allocation to the Secure Value Account.

We credit a fixed rate of interest daily on the Account Value allocated to the Secure Value Account while the benefit is in effect (the “crediting rate”). We determine this rate not more frequently than once a year based on several factors, including the investment return of the assets underlying our general account. The crediting rate will initially be based on the current crediting rate we offer when you elect the optional living benefit. On each benefit anniversary, your crediting rate will equal the then current renewal rate. We will send you a confirmation that shows the renewal rate each year. The crediting rate will apply to all amounts allocated to the Secure Value Account, including 10% of any additional Purchase Payments you make, until the following benefit anniversary. The minimum crediting rate is shown in your Annuity as the “Minimum GA Fixed Account Rate” and will not be less than 1.00%.

The Predetermined Mathematical Formula

Each optional living benefit also requires your participation in a predetermined mathematical formula that may transfer your Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. For more information, see, “Overview of The Predetermined Mathematical Formula” under “Highest Daily Lifetime Income v3.0 Benefit” in the benefit descriptions that follow.

Impact of Optional Living Benefit Conditions

The optional living benefit investment requirements and the formula are designed to reduce the difference between your Account Value and our liability under the optional living benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the Permitted Sub-account investment requirements could mean that you miss appreciation opportunities in other Investment Options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the AST Investment Grade Bond Sub-account, and there is no guarantee that the AST Investment Grade Bond Sub-account will not lose value. These requirements, however, could also protect your Account Value from losses that may occur in other Investment Options.

The Secure Value Account reduces potential volatility of your Account Value and provides a fixed, guaranteed rate of return that is supported by our general account. This helps us manage the risks associated with offering optional living benefits. The required allocation to the Secure Value Account could mean that you miss opportunities for investment gains that would be possible if you were entirely invested in the Permitted Sub-accounts. The required allocation to the Secure Value Account, however, could also protect your Account Value from losses that may have otherwise occurred if your entire Account Value was allocated to the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.

We are not providing you with investment advice through the use of these conditions. In addition, these conditions do not constitute an investment strategy that we are recommending to you.

Additional Purchase Payments

Effective December 31, 2020, the variable annuity referenced in this prospectus and any applicable riders will not be available for new sales or re-election.

While Highest Daily Lifetime Income v3.0 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time.

Notwithstanding the limit discussed above, we may further limit, suspend or reject any additional Purchase Payment at any time, but would only do so on a non-discriminatory basis. Circumstances where we may further limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

•	if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

•	if we are not then offering this benefit for new issues; or

•	if we are offering a modified version of this benefit for new issues.

If we further exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v3.0 Benefit to the level you originally intended. This means that your ability to increase the values associated with your Highest Daily Lifetime Income v3.0 Benefit through additional Purchase Payments may be limited or suspended.

Lifetime Withdrawals Under an Optional Living Benefit

The optional living benefits guarantee the ability to withdraw an annual amount each contract year (the “Annual Income Amount”), regardless of the performance of your Account Value. The Annual Income Amount is available until the death of the Annuitant (or the death of two spouses, if a spousal benefit is elected), subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to a percentage (the “Withdrawal Percentage”) of a specific value (the “Protected Withdrawal Value”) as discussed below.

Under any of the optional living benefits, withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts, as discussed in the benefit descriptions that follow.

Termination of Existing Optional Living Benefit and Election of a New Optional Living Benefit

If you elected an optional living benefit, you may not terminate the benefit prior to the first benefit anniversary. This means once you elect the benefit, you will be subject to the benefit charge and the conditions discussed earlier in this section for at least the first benefit year, unless you surrender the Annuity. After you terminate the benefit, you may elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. Effective December 31, 2020, if you elect to terminate it, you will not be permitted to re-elect it in the future. Please note that once you terminate an existing Highest Daily v3.0 Benefit, you lose the guarantees that you had accumulated under that benefit. If you had previously terminated a Highest Daily v3.0 Benefit and subsequently re-elected it, new guarantees under the newly elected Highest Daily v3.0 Benefit were based on your Account Value as of the date the new benefit became effective. Also, the Withdrawal Percentages and Roll-Up Rate applicable to the newly elected Highest Daily v3.0 Benefit may be different than those applicable to your terminated benefit. We reserve the right to waive, change and/or further limit availability, waiting periods and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. You and your financial professional should carefully consider whether terminating your existing Highest Daily v3.0 Benefit is appropriate for you.

Please refer to the benefit descriptions that follow for a complete explanation of the terms, conditions and limitations of each optional living benefit. You should consult with your financial professional to determine if any of these optional living benefits are appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.

HIGHEST DAILY LIFETIME® INCOME v3.0 BENEFIT

The Annuity referenced in this prospectus and applicable riders is no longer available for new sales.

Highest Daily Lifetime Income v3.0 guarantees the ability to withdraw the “Annual Income Amount” regardless of the investment performance of your Account Value. The Annual Income Amount is available until the death of the Annuitant, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value multiplied by the Withdrawal Percentage as discussed below. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. Withdrawals of Excess Income that reduce your Account Value to zero will terminate the Annuity and the optional living benefit. Withdrawals of Excess Income that do not reduce your Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered “Lifetime Withdrawals” under the benefit. Withdrawals are taken first from your Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to withdrawals of Excess Income).

The income benefit under Highest Daily Lifetime Income v3.0 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v3.0 is not available if you elect any other optional living benefit.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v3.0.

Please note that if you elect Highest Daily Lifetime Income v3.0, your Account Value is not guaranteed, can fluctuate and may lose value.

Election of and Designations under the Benefit

For Highest Daily Lifetime Income v3.0, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v3.0. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v3.0, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our ownership guidelines.

Key Features and Examples

Descriptions and examples of the key features of the optional living benefit are set forth below. The examples are provided only to illustrate the calculation of various components of the optional living benefit. These examples do not reflect any of the fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit.

Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your “Periodic Value.” Your Periodic Value is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below.

During the first 10 benefit years and before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:

•	the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in “Non-Lifetime Withdrawal Feature” below); and

•	the Account Value on the Current Valuation Day.

Withdrawal Percentages and Roll-Up Rate

Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payments you make and used to determine whether any Highest Daily Auto Step-Up will occur (see “Highest Daily Auto Step-Up” later in this section).

The Roll-Up Rate is the guaranteed compounded effective rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. The rate is an annual effective rate and compounds daily. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the Roll-Up Rate will no longer increase your Protected Withdrawal Value.

We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-Up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate the benefit, you will not be permitted to re-elect it in the future.

Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, On or Before the 10th Anniversary of the Benefit Effective Date

Assume: (1) you purchase the Annuity and elect Highest Daily Lifetime Income v3.0 on February 10th; (2) the applicable Roll-Up Rate is 5%; (3) on February 13th, you make an additional Purchase Payment of $50,000, and (4) your Account Value is as shown below.

Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Account Value
February 10th	$150,000
February 11th	$149,500
February 12th	$150,500
February 13th*	$200,150
*	Includes the value of the additional Purchase Payment.

Periodic Value on February 10th	$150,000
Periodic Value on February 11th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,000 × (1.05)^(1/365) =	$150,020
and
(2) Account Value =	$149,500
Periodic Value on February 11th	$150,020
Periodic Value on February 12th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,020 × (1.05)^(1/365) =	$150,040
and
(2) Account Value =	$150,500
Periodic Value on February 12th	$150,500
Periodic Value on February 13th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,500 × (1.05)^(1/365) = $150,520 plus the Purchase Payment of $50,000 =	$200,520
and
(2) Account Value =	$200,150
Periodic Value on February 13th	$200,520

After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:

•	the Periodic Value for the Prior Valuation Day, plus the amount of any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day; and

•	the Account Value on the Current Valuation Day.

Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, After the 10th Anniversary of the Benefit Effective Date

Assume: (1) the 10th anniversary of the date you elected Highest Daily Lifetime Income v3.0 was February 10th; (2) on March 10th, your Periodic Value is $300,000; (3) on March 13th, you make an additional Purchase Payment of $25,000; and (4) your Account Value is as shown below.

Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Account Value
March 11th	$299,500
March 12th	$300,750
March 13th*	$325,400
*	Includes the value of the additional Purchase Payment.

Periodic Value on March 10th	$300,000
Periodic Value on March 11th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
and
(2) Account Value =	$299,500
Periodic Value on March 11th	$300,000
Periodic Value on March 12th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
and
(2) Account Value =	$300,750
Periodic Value on March 12th	$300,750
Periodic Value on March 13th is the greater of:
(1) Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment of $25,000 =	$325,750
and
(2) Account Value =	$325,400
Periodic Value on March 13th	$325,750

After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:

•	the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and

•	the highest daily Account Value upon any step-up, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals (see “Highest Daily Auto Step-Up” later in this section).

Annual Income Amount

The Annual Income Amount is the annual amount of income for which you are eligible for life under Highest Daily Lifetime Income v3.0. The Annual Income Amount is equal to the applicable Withdrawal Percentage multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. The applicable Withdrawal Percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. For example, if your Protected Withdrawal Value is $300,000 and the applicable Withdrawal Percentage is 5%, your initial Annual Income Amount would be $15,000. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v3.0 and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the Annuitant at the time of the first Lifetime Withdrawal.

The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

•	If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

•	If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Withdrawals and Highest Daily Lifetime Income v3.0

Highest Daily Lifetime Income v3.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a proportional basis from all Investment Options and the Secure Value Account.

Under Highest Daily Lifetime Income v3.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount:

•	they will not reduce your Annual Income Amount in subsequent Annuity Years;

•	they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and

•	you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in “Required Minimum Distributions” later in this section).

Please note that if you elect any Highest Daily Lifetime Income v3.0 benefit, we will not allow your investment advisor to deduct fees from your Annuity (although you may pay your advisor in some other manner). Therefore, advisory fee deductions will not negatively impact your guarantees under these benefits.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v3.0. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by the applicable Withdrawal Percentage which varies based on the age of the Annuitant on that Annuity Anniversary. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on Valuation Days. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days. Taking regular Lifetime Withdrawals makes it less likely that a Highest Daily Auto Step-up will occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.

If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v3.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v3.0 upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the Optional Benefit Fees and Charges in the “Fee Table” section in this prospectus.

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v3.0 or any other fees and charges under the Annuity. Assume the following for all three examples:

•	The Issue Date is July 2nd,

•	Highest Daily Lifetime Income v3.0 is elected on July 2nd

•	The applicable Withdrawal Percentage is 5%.

•	The first withdrawal is a Lifetime Withdrawal

Unless otherwise indicated, it is assumed that all dates referenced in these examples fall on consecutive business days.

Example of Dollar-for-Dollar Reductions

On October 28th, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including July 1st) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of Proportional Reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29th and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount.)

Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

Example 1 – Assume the following:

•	The first Lifetime Withdrawal was taken in a prior Annuity Year.

•	The Annuity Anniversary is July 1.

•	The AIA for this Annuity Year is $12,000.

•	The applicable Withdrawal Percentage is 5%.

•	There were no excess withdrawals during the annuity year.

•	The highest daily Account Value for this Annuity Year through June 30 is $238,000.

•	The Account Value on July 1 is $239,000.

•	There are no withdrawals or additional Purchase Payments on July 1.

On the anniversary, July 1, we will evaluate whether an Auto Step-Up will occur. First, we check to see if the highest daily Account Value has changed. Since the Account Value on July 1 is greater than the previous highest daily Account Value of $238,0000, the highest daily Account Value becomes $239,000. Next, we check to see if the AIA should step up. The applicable Withdrawal Percentage of the highest daily Account Value is 5% of $239,000 = $11,950. Since the AIA of $12,000 is greater, there is no Auto Step-Up and the AIA will remain at $12,000.

Example 2 – Assume the following:

•	The first Lifetime Withdrawal was taken in a prior Annuity Year.

•	The Annuity Anniversary is July 1.

•	The AIA for this Annuity Year is $12,000.

•	The applicable Withdrawal Percentage is 5%.

•	There were no excess withdrawals during the annuity year.

•	The highest daily Account Value for this Annuity Year through June 30 is $242,000.

•	The Account Value on July 1 is $239,000.

•	There are no withdrawals or additional Purchase Payments on July 1.

On the anniversary, July 1, we will evaluate whether an Auto Step-Up will occur. First, we check to see if the highest daily Account Value has changed. Since the Account Value on July 1 is less than the previous highest daily Account Value of $239,0000, the highest daily Account Value remains $242,000. Next, we check to see if the AIA should step up. The applicable Withdrawal Percentage of the highest daily Account Value is 5% of $242,000 = $12,100. Since this amount is greater than the existing AIA, the AIA is automatically stepped-up to $12,100.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v3.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v3.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v3.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime

Withdrawal that establishes your Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

•	The Issue Date is December 3rd

•	Highest Daily Lifetime Income v3.0 is elected on December 3rd

•	The Account Value at benefit election was $105,000

•	No previous withdrawals have been taken under Highest Daily Lifetime Income v3.0

On October 3rd the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3rd and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v3.0 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375

Required Minimum Distributions

Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn the applicable age and by December 31stfor subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. See “Taxes” for more information about the applicable age and for further discussions of RMDs.

In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.

If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the below rules are applied.

A “Calendar Year” runs from January 1st to December 31st of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

•	the remaining Annual Income Amount for that Annuity Year; plus

•	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

Example

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2021 to 12/31/2021	06/01/2021 to 05/31/2022	01/01/2022 to 12/31/2022

Assume the following:

•	RMD Amount for both Calendar Years = $6,000;

•	Annual Income Amount = $5,000; and

•	A withdrawal of $2,000 was taken on 07/01/2021 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2022 and 05/31/2022 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

•	The remaining Annual Income for that Annuity Year ($3,000); plus

•	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2022.

Other Important Information

•	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

•	If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

•	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Benefits Under Highest Daily Lifetime Income v3.0

•	To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v3.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income v3.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments are permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

•	Please note that if your Account Value is reduced to zero, any subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount.

•	If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

1.	apply your Account Value, less any applicable tax charge, to any annuity option available; or

2.	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charge, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

•	In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

1.	the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

2.	the Account Value.

Other Important Considerations

•	Withdrawals under Highest Daily Lifetime Income v3.0 are subject to all of the terms and conditions of the Annuity. If you elect a systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v3.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any partial withdrawals made under the benefit will be taken on a proportional basis from the Sub-accounts (including the AST Investment Grade Bond Sub-account), and the Secure Value Account. If you elect a systematic withdrawal program and you elected this benefit, the program must withdraw funds on a proportional basis.

•	You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals, and you will be using an optional living benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

•	You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Sub-account appears within Appendix A. You can find a copy of the AST Investment Grade Bond Sub-account prospectus by going to www.prudential.com/regdocs/PLNJ-ADVISORV3.0-NY-STAT.

•	Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit will not count toward the maximum number of free transfers.

•	Upon election of the benefit, we allocate 10% of your Account Value to the Secure Value Account. This means 90% of your Account Value will be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those Sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those Sub-accounts.

•	If you elected this benefit after your Annuity was issued (which must occur within 30 days of the date your Annuity is issued) or terminate and later re-elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

•	Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v3.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount. (See “Triggers for Payment of the Death Benefit” for more information.)

Charge for Highest Daily Lifetime Income v3.0

The maximum charge for Highest Daily Lifetime Income v3.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.50% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee on a proportional basis from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account but we do not deduct the fee from the Secure Value Account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v3.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Termination of Your Highest Daily Lifetime Income v3.0 Benefit

You may not terminate Highest Daily Lifetime Income v3.0 prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. If you elect to terminate the benefit, you will not be permitted to re-elect it in the future.

The benefit automatically terminates upon the first to occur of the following:

1.	your termination of the benefit;

2.	your surrender of the Annuity;

3.	the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

4.	our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

5.	both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

6.	you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value;* or

7.	you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, Annuitant or Beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one Beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income v3.0, other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, on a proportional basis (i.e. in the same proportion as the current balances in your variable Investment Options). If you are participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Account Value in the Variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v3.0 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” and “Termination of Your Highest Daily Lifetime Income v3.0” earlier in this benefit description. For surviving spouses, however, we are currently waiving the 90 day waiting period. We reserve the right to resume applying this requirement at any time.

Highest Daily Lifetime Income v3.0 Conditions

Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v3.0 benefits, while managing the risk to Pruco Life of New Jersey associated with offering these products. Three of the features that help us accomplish that balance are the Permitted Sub-accounts investment requirement, the mandatory allocation to the Secure Value Account and the predetermined mathematical formula that transfers Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account (referred to in this section as the “Bond Sub-account”). The Permitted Sub-accounts and predetermined mathematical formula are designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v3.0 benefits. The Secure Value Account helps us manage the risks associated with offering optional living benefits by reducing potential volatility of your Account Value, while also providing a fixed, guaranteed rate of return. These features are not investment advice.

Permitted Sub-accounts

When you elected the benefit, we limited the Investment Options to which you may allocate your Account Value, as set forth in Appendix A.

The Secure Value Account

When you elected Highest Daily Lifetime Income v3.0, we transferred 10% of your Account Value to the Secure Value Account. You cannot transfer into, or out of, the Secure Value Account. The Secure Value Account will earn interest at a crediting rate that will be declared annually and reflected on the confirmation you will receive each year.

Overview of The Predetermined Mathematical Formula

The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, and the mandatory allocation to the Secure Value Account lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit.

The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.

Transfer Activity Under the Formula

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.

It is important to understand that transfers within your Annuity are specific to the performance of your chosen Investment Options, interest credited to the Secure Value Account and the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same Investment Options.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

•	The difference between your Account Value and your Protected Withdrawal Value;

•	The amount of time the benefit has been in effect on your Annuity;

•	The amount allocated to and the performance of the Permitted Sub-accounts, the Bond Sub-account and the Secure Value Account;

•	Any additional Purchase Payments you made to your Annuity (while the benefit is in effect); and

•	Any withdrawals you take from your Annuity (while the benefit is in effect).

Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts are two of the variables in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those Sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

How the Formula Operates

Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

1.	First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.

2.	Second, we subtract the sum of any amounts invested in the Bond Sub-account (“B”) plus amounts in the Secure Value Account (“F”) from the Target Value and divide that number by the amount invested in the Permitted Sub-accounts (“V”). We refer to this resulting value as the “Target Ratio” or “R”.

3.	Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

4.	If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

The Formula is:

R = (L – (B+F))/V

More specifically, the formula operates as follows:

1.	We calculate the Target Value (L) by multiplying the Income Basis (as defined in the “Formula for Highest Daily Lifetime Income v3.0 Suite of Optional Living Benefits” section of this prospectus) for that day by 5% and by the applicable Annuity Factor found in the “Formula for Highest Daily Lifetime Income v3.0 Suite of Optional Living Benefits” section of this prospectus. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.

Example (assume the Income Basis is $200,000, and the contract is 11½ months old, resulting in an annuity factor of 14.95)

Target Value (L) = $200,000 × 5% × 14.95 = $149,500

2.	Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) and the Secure Value Account (F) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).

Example (assume the amount in the Bond Sub-account is zero, the amount in the Secure Value Account is $15,000 and the amount held within the Permitted Sub-accounts is $161,000)

Target Ratio (R) = ($149,500 – $15,000)/$161,000 = 83.5%

3.	If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

4.	In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts, the Bond Sub-account and the Secure Value Account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap and the Maximum Daily Transfer Limit discussed below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be, subject to the maximum daily transfer limit.

The 90% Cap Rule

The formula will not execute a transfer to the Bond Sub-account if the sum of your percentage of Account Value in the Bond Sub-account and your percentage of Account Value in the Secure Value Account would equal more than 90% on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the combination of the Bond Sub-account and the Secure Value Account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account and the Secure Value Account will be transferred. For example, assume 83% of your Account Value is allocated to the Bond Sub-account and 6% of your Account Value is allocated to the Secure Value Account. If the formula would require a transfer of 5% of your Account Value to the Bond Sub-account, only 1% of your Account Value would actually be transferred to the Bond Sub-account. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the combination of the Bond Sub-account and the Secure Value Account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, as well as interest credited to amounts in the Secure Value Account, your Account Value could be more than 90% invested in the Bond Sub-account and the Secure Value Account.

Maximum Daily Transfer Limit

On any given day, notwithstanding the above calculation and the 90% cap discussed immediately above, no more than a predetermined percentage of the sum of the value of Permitted Sub-accounts (the “Maximum Daily Transfer Limit”) will be transferred to the Bond Sub-account. The applicable Maximum Daily Transfer Limit is stated in your Annuity and is currently 30%. If the formula would result in an amount higher than the Maximum Daily Transfer Limit being transferred into the Bond Sub-account, only amounts up to the Maximum Daily Transfer Limit will be transferred. On the following Valuation Day, the formula will calculate the Target Ratio for that day and determine any applicable transfers within your Annuity as described above. The formula will not carry over amounts that exceeded the prior day’s Maximum Daily Transfer Limit, but a transfer to the Bond Sub-account may nevertheless occur based on the application of the formula on the current day. There is no limitation on the amounts of your Account Value that may be transferred out of the Bond Sub-account on any given day.

Monthly Transfers

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

1.	The total value of all your Account Value in the Bond Sub-account, or

2.	An amount equal to 5% of your total Account Value.

Other Important Information

•	The Bond Sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.

•	The Secure Value Account is not a Permitted Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Secure Value Account. In addition, the formula will not transfer Account Value to or from the Secure Value Account.

•	While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

○	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

○	If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

○	Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

•	If you made additional Purchase Payments to your Annuity, 10% of the additional Purchase Payments will be allocated to the Secure Value Account and the balance will be allocated to the Permitted Sub-accounts and subject to the formula. Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a proportional basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.

•	Additional Purchase Payments allocate Account Value to the Secure Value Account but not to the Bond Sub-account. This means that additional Purchase Payments could adjust the ratio calculated by the formula and may result in Account Value being transferred either to the Permitted Sub-accounts or to the Bond Sub-account.

•	If you make additional Purchase Payments to your Annuity during a time when the 90% cap has suspended transfers to the Bond Sub-account, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account and the Secure Value Account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after the applicable age. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. See “Taxes” for more information about the applicable age and for further discussions of RMDs.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Taxes” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income 3.0 or Spousal Highest Daily Lifetime Income 3.0 through a Non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

SPOUSAL HIGHEST DAILY LIFETIME® INCOME v3.0 BENEFIT

The Annuity referenced in this prospectus and applicable riders is no longer available for new sales.

Spousal Highest Daily Lifetime Income v3.0 is the spousal version of Highest Daily Lifetime Income v3.0. This benefit guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw the Annual Income Amount regardless of the investment performance of your Account Value, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value multiplied by the Withdrawal Percentage as discussed below. Withdrawals of Excess Income that do not reduce your Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. Withdrawals of Excess Income that reduce your Account Value to zero will terminate the Annuity and the optional living benefit. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v3.0 after the death of the first spouse.

Spousal Highest Daily Lifetime Income v3.0 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v3.0 benefit due to a divorce. See “Election of and Designations under the Benefit” for details. Spousal Highest Daily Lifetime Income v3.0 is not available if you elect any other optional living benefit.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v3.0.

Please note that if you elect Spousal Highest Daily Lifetime Income v3.0, your Account Value is not guaranteed, can fluctuate and may lose value.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime Income v3.0 can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v3.0 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

•	One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or

•	Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or

•	One Annuity Owner, where the Owner is a Custodial Account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v3.0. If the designated lives divorce,

Spousal Highest Daily Lifetime Income v3.0 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-Owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.

Key Features and Examples

Descriptions and examples of the key features of the optional living benefit are set forth below. The examples are provided only to illustrate the calculation of various components of the optional living benefit. These examples do not reflect any of the fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit.

Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your “Periodic Value.” Your “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below.

During the first 10 benefit years and before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:

•	the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in “Non-Lifetime Withdrawal Feature” below); and

•	the Account Value on the Current Valuation Day.

Withdrawal Percentages and Roll-Up Rate

Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payments you make and used to determine whether any Highest Daily Auto Step-Up will occur (see “Highest Daily Auto Step-Up” later in this section).

The Roll-Up Rate is the guaranteed compounded effective rate of return credited to your Protected Withdrawal Value until your first Lifetime Withdrawal or the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. The rate is an annual effective rate and compounds daily. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the Roll-Up Rate will no longer increase your Protected Withdrawal Value.

We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-Up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate the benefit, you will not be permitted to re-elect it in the future.

Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, On or Before the 10th Anniversary of the Benefit Effective Date

Assume: (1) you purchase the Annuity and elect Spousal Highest Daily Lifetime Income v3.0 on February 10th; (2) the applicable Roll-Up Rate is 5%; (3) on February 13th, you make an additional Purchase Payment of $50,000, and (4) your Account Value is as shown below.

Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Account Value
February 10th	$150,000
February 11th	$149,500
February 12th	$150,500
February 13th*	$200,150
*	Includes the value of the additional Purchase Payment.

Periodic Value on February 10th	$150,000
Periodic Value on February 11th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,000 × (1.05)^(1/365) =	$150,020
and
(2) Account Value =	$149,500
Periodic Value on February 11th	$150,020
Periodic Value on February 12th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,020 × (1.05)^(1/365) =	$150,040
and
(2) Account Value =	$150,500
Periodic Value on February 12th	$150,500
Periodic Value on February 13th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,500 × (1.05)^(1/365) = $150,520 plus the Purchase Payment of $50,000 =	$200,520
and
(2) Account Value =	$200,150
Periodic Value on February 13th	$200,520

After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:

•	the Periodic Value for the Prior Valuation Day, plus the amount of any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day; and

•	the Account Value on the Current Valuation Day.

Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, After the 10th Anniversary of the Benefit Effective Date

Assume: (1) the 10th anniversary of the date you elected Spousal Highest Daily Lifetime Income v3.0 was February 10th; (2) on March 10th, your Periodic Value is $300,000; (3) on March 13th, you make an additional Purchase Payment of $25,000; and (4) your Account Value is as shown below.

Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Account Value
March 11th	$299,500
March 12th	$300,750
March 13th*	$325,400
*	Includes the value of the additional Purchase Payment.

Periodic Value on March 10th	$300,000
Periodic Value on March 11th is the greater of:
and
(1) Periodic Value for the immediately preceding business day =	$300,000
and
(2) Account Value =	$299,500
Periodic Value on March 11th	$300,000
Periodic Value on March 12th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
and
(2) Account Value =	$300,750
Periodic Value on March 12th	$300,750
Periodic Value on March 13th is the greater of:
(1) Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment of $25,000 =	$325,750
and
(2) Account Value =	$325,400
Periodic Value on March 13th	$325,750

After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:

•	the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and

•	the highest daily Account Value upon any step-up, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals (see “Highest Daily Auto Step-Up” later in this section).

Annual Income Amount

The Annual Income Amount is the annual amount of income for which you are eligible for life under Spousal Highest Daily Lifetime Income v3.0. The Annual Income Amount is equal to the Withdrawal Percentage applicable to the younger designated life’s age at the time of the first Lifetime Withdrawal multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. For example, if your Protected Withdrawal Value is $300,000 and the applicable Withdrawal Percentage is 4.5%, your initial Annual Income Amount would be $13,500. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v3.0 and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the younger designated life at the time of the first Lifetime Withdrawal.

The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

•	If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

•	If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Withdrawals and Spousal Highest Daily Lifetime Income v3.0

Spousal Highest Daily Lifetime Income v3.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a proportional basis from all Investment Options and the Secure Value Account.

Under Spousal Highest Daily Lifetime Income v3.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount:

•	they will not reduce your Annual Income Amount in subsequent Annuity Years;

•	they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and

•	you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in “Required Minimum Distributions” later in this section).

Please note that if you elect any Highest Daily Lifetime Income v3.0 benefit, we will not allow your investment advisor to deduct fees from your Annuity (although you may pay your advisor in some other manner). Therefore, advisory fee deductions will not negatively impact your guarantees under these benefits.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by the applicable Withdrawal Percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on Valuation Days. Taking regular Lifetime Withdrawals makes it less likely that a Highest Daily Auto Step-up will occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.

If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v3.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v3.0 upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the Optional Benefit Fees and Charges in the “Fee Table” section in this prospectus.

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v3.0 or any other fees and charges under the Annuity. Assume the following for all three examples:

•	The Issue Date is July 2nd

•	Spousal Highest Daily Lifetime Income v3.0 is elected on July 2nd

•	The applicable Withdrawal Percentage is 4.5%.

•	The first withdrawal is a Lifetime Withdrawal

Unless otherwise indicated, it is assumed that all dates referenced in these examples fall on consecutive business days.

Example of Dollar-for-Dollar Reductions

On October 28th, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including July 1st) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

Example of Proportional Reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29th and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount.)

Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.0
Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

Example 1 – Assume the following:

•	The first Lifetime Withdrawal was taken in a prior Annuity Year.

•	The Annuity Anniversary is July 1.

•	The AIA for this Annuity Year is $12,000.

•	The applicable Withdrawal Percentage is 5%.

•	There were no excess withdrawals during the annuity year.

•	The highest daily Account Value for this Annuity Year through June 30 is $238,000.

•	The Account Value on July 1 is $239,000.

•	There are no withdrawals or additional Purchase Payments on July 1.

On the anniversary, July 1, we will evaluate whether an Auto Step-Up will occur. First, we check to see if the highest daily Account Value has changed. Since the Account Value on July 1 is greater than the previous highest daily Account Value of $238,0000, the highest daily Account Value becomes $239,000. Next, we check to see if the AIA should step up. The applicable Withdrawal Percentage of the highest daily Account Value is 5% of $239,000 = $11,950. Since the AIA of $12,000 is greater, there is no Auto Step-Up and the AIA will remain at $12,000.

Example 2 – Assume the following:

•	The first Lifetime Withdrawal was taken in a prior Annuity Year.

•	The Annuity Anniversary is July 1.

•	The AIA for this Annuity Year is $12,000.

•	The applicable Withdrawal Percentage is 5%.

•	There were no excess withdrawals during the annuity year.

•	The highest daily Account Value for this Annuity Year through June 30 is $242,000

•	The Account Value on July 1 is $239,000.

•	There are no withdrawals or additional Purchase Payments on July 1.

On the anniversary, July 1, we will evaluate whether an Auto Step-Up will occur. First, we check to see if the highest daily Account Value has changed. Since the Account Value on July 1 is less than the previous highest daily Account Value of $239,0000, the highest daily Account Value remains $242,000. Next, we check to see if the AIA should step up. The applicable Withdrawal Percentage of the highest daily Account Value is 5% of $242,000 = $12,100. Since this amount is greater than the existing AIA, the AIA is automatically stepped-up to $12,100.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v3.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrender Value”).

This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v3.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v3.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

•	The Issue Date is December 3rd

•	Spousal Highest Daily Lifetime Income v3.0 is elected on December 3rd

•	The Account Value at benefit election is $105,000

•	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v3.0

On October 3rd of the same year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3rd and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v3.0 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375

Required Minimum Distributions

See “Required Minimum Distributions” in the prospectus section concerning Highest Daily Lifetime Income v3.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Benefits Under Spousal Highest Daily Lifetime Income v3.0

•	To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v3.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income v3.0 terminates, we will make no further payments of the Annual

Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

•	Please note that if your Account Value is reduced to zero, any subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount.

•	If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

1.	apply your Account Value, less any applicable tax charge, to any annuity option available; or

2.	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the first designated life, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our Service Center. If applying your Account Value, less any applicable tax charge, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

•	In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

1.	the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

2.	the Account Value.

Other Important Considerations

•	Withdrawals under the Spousal Highest Daily Lifetime Income v3.0 benefit are subject to all of the terms and conditions of the Annuity. If you elect a systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v3.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken on a proportional basis from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the Secure Value Account. If you elect a systematic withdrawal program and you elect this benefit, the program must withdraw funds on a proportional basis.

•	You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals, and you will be using an optional living benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

•	You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Sub-account appears in Appendix A. In addition, you can find a copy of the AST Investment Grade Bond Sub-account prospectus by going to www.prudential.com/regdocs/PLNJ-ADVISORV3.0-NY-STAT.

•	Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit will not count toward the maximum number of free transfers.

•	Upon election of the benefit, we allocate 10% of your Account Value to the Secure Value Account. This means 90% of your Account Value will be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current Owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those Sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those Sub-accounts

•	If you elected this benefit after your Annuity was issued (which must occur within 30 days of the date your Annuity is issued) or terminated and later re-elected this benefit, you may have been required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

•	Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v3.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount. (See “Triggers for Payment of the Death Benefit” for more information.)

Charge for the Spousal Highest Daily Lifetime Income v3.0

The maximum charge for Spousal Highest Daily Lifetime Income v3.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.50% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee on a proportional basis from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account but we do not deduct the fee from the Secure Value Account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v3.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, a withdrawal that is not a withdrawal of Excess Income may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Termination of Your Spousal Highest Daily Lifetime Income v3.0

You may not terminate the Spousal Highest Daily Lifetime Income v3.0 prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. If you elect to terminate the benefit, you will not be permitted to re-elect it in the future.

The benefit automatically terminates upon the first to occur of the following:

1.	upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

2.	upon the death of the second designated life;

3.	your termination of the benefit;

4.	your surrender of the Annuity;

5.	the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

6.	both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

7.	you allocate or transfer any portion of your Account Value to any Sub–account(s) to which you are not permitted to electively allocate or transfer Account Value;* or

8.	you cease to meet our requirements as described in “Election of and Designations under the Benefit” or if we process a requested change that is not consistent with our allowed owner, Annuitant or Beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one Beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime Income v3.0 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, on a proportional basis (i.e. in the same proportion as the current balances in your variable Investment Options). If you are participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.

Spousal Highest Daily Lifetime Income v3.0 Conditions

See “Highest Daily Lifetime Income v3.0 Conditions” in the discussion of Highest Daily Lifetime Income v3.0 for information regarding the conditions of the benefit.

Additional Tax Considerations

Please see “Additional Tax Considerations” under Highest Daily Lifetime Income v3.0.

HIGHEST DAILY LIFETIME® INCOME v3.0 WITH HIGHEST ANNUAL DEATH BENEFIT

The Annuity referenced in this prospectus and applicable riders is no longer available for new sales.

Highest Daily Lifetime Income v3.0 was offered with or without the Highest Annual Death Benefit (“HA DB”) component; however, you may only elect HA DB with Highest Daily Lifetime Income v3.0, and you must have elected the HA DB benefit at the time you elected Highest Daily Lifetime Income v3.0. Highest Daily Lifetime Income v3.0 with HA DB is a benefit that guarantees your ability to withdraw the Annual Income Amount, regardless of the investment performance of your Account Value. The Annual Income Amount is available until the death of the Annuitant, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value multiplied by the Withdrawal Percentage as discussed below. Withdrawals of Excess Income that do not reduce your Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. Withdrawals of Excess Income that reduce your Account Value to zero will terminate the Annuity and the optional living and death benefits. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered “Lifetime Withdrawals” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”).

The income benefit under Highest Daily Lifetime Income v3.0 with HA DB currently is based on a single “designated life” who is between the ages of 50 and 79 on the date that the benefit is elected and received in Good Order. As long as your Highest Daily Lifetime Income v3.0 with HA DB is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see Appendix A.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity would then terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v3.0 with HA DB (including no payment of the Highest Annual Death Benefit).

This benefit also provides for a Highest Annual Death Benefit, subject to the terms of the benefit. We reserve the right in our sole discretion to cease offering this benefit for new elections at any time.

Please note that if you elect Highest Daily Lifetime Income v3.0 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.

Election of and Designations under the Benefit

For Highest Daily Lifetime Income v3.0 with HA DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v3.0 with HA DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v3.0 with HA DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Key Features and Examples

Descriptions and examples of the key features of the optional living benefit are set forth below. The examples are provided only to illustrate the calculation of various components of the optional living benefit. These examples do not reflect any of the fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit.

Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your “Periodic Value.” Your Periodic Value is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below.

During the first 10 benefit years and before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:

•	the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in “Non-Lifetime Withdrawal Feature” below); and

•	the Account Value on the Current Valuation Day.

Withdrawal Percentages and Roll-Up Rate

Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payments you make and used to determine whether any Highest Daily Auto Step-Up will occur (see “Highest Daily Auto Step-Up” later in this section).

The Roll-Up Rate is the guaranteed compounded effective rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. The rate is an annual effective rate and compounds daily. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the Roll-Up Rate will no longer increase your Protected Withdrawal Value.

We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-Up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate the benefit, you will not be permitted to re-elect it in the future.

Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, On or Before the 10th Anniversary of the Benefit Effective Date

Assume: (1) you purchase the Annuity and elect Highest Daily Lifetime Income v3.0 with HA DB on February 10th; (2) the applicable Roll-Up Rate is 5%; (3) on February 13th, you make an additional Purchase Payment of $50,000, and (4) your Account Value is as shown below.

Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Account Value
February 10th	$150,000
February 11th	$149,500
February 12th	$150,500
February 13th*	$200,150
*	Includes the value of the additional Purchase Payment.

Periodic Value on February 10th	$150,000
Periodic Value on February 11th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,000 × (1.05)^(1/365) =	$150,020
and
(2) Account Value =	$149,500
Periodic Value on February 11th	$150,020
Periodic Value on February 12th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,020 × (1.05)^(1/365) =	$150,040
and
(2) Account Value =	$150,500
Periodic Value on February 12th	$150,500
Periodic Value on February 13th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,500 × (1.05)^(1/365) = $150,520 plus the Purchase Payment of $50,000 =	$200,520
and
(2) Account Value =	$200,150
Periodic Value on February 13th	$200,520

After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:

•	the Periodic Value for the Prior Valuation Day, plus the amount of any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day; and

•	the Account Value on the Current Valuation Day.

Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, After the 10th Anniversary of the Benefit Effective Date

Assume: (1) the 10th anniversary of the date you elected Highest Daily Lifetime Income v3.0 with HA DB was February 10th; (2) on March 10th, your Periodic Value is $300,000; (3) on March 13th, you make an additional Purchase Payment of $25,000; and (4) your Account Value is as shown below. Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Account Value
March 11th	$299,500
March 12th	$300,750
March 13th*	$325,400
*	Includes the value of the additional Purchase Payment.

Periodic Value on March 10th	$300,000
Periodic Value on March 11th is the greater of:
and
(1) Periodic Value for the immediately preceding business day =	$300,000
and
(2) Account Value =	$299,500
Periodic Value on March 11th	$300,000
Periodic Value on March 12th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
and
(2) Account Value =	$300,750
Periodic Value on March 12th	$300,750
Periodic Value on March 13th is the greater of:
(1) Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment of $25,000 =	$325,750
and
(2) Account Value =	$325,400
Periodic Value on March 13th	$325,750

After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:

•	the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and

•	the highest daily Account Value upon any step-up, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals (see “Highest Daily Auto Step-Up” later in this section).

Annual Income Amount

The Annual Income Amount is the annual amount of income for which you are eligible for life under Highest Daily Lifetime Income v3.0 with HA DB. The Annual Income Amount is equal to the applicable Withdrawal Percentage multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. The Withdrawal Percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. For example, if your Protected Withdrawal Value is $300,000 and the applicable Withdrawal Percentage is 5%, your initial Annual Income Amount would be $15,000. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v3.0 with HA DB and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the Annuitant at the time of the first Lifetime Withdrawal.

The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

•	If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

•	If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Withdrawals and Highest Daily Lifetime Income v3.0 with HA DB

Highest Daily Lifetime Income v3.0 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a proportional basis from all Investment Options and the Secure Value Account.

Under Highest Daily Lifetime Income v3.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount:

•	they will not reduce your Annual Income Amount in subsequent Annuity Years;

•	they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and

•	you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in “Required Minimum Distributions” later in this section).

Please note that if you elect any Highest Daily Lifetime Income v3.0 benefit, we will not allow your investment advisor to deduct fees from your Annuity (although you may pay your advisor in some other manner). Therefore, advisory fee deductions will not negatively impact your guarantees under these benefits.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v3.0 with HA DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by the applicable Withdrawal Percentage which varies based on the age of the Annuitant on that Annuity Anniversary. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on Valuation Days. Taking regular Lifetime Withdrawals makes it less likely that a Highest Daily Auto Step-up will occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.

If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v3.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v3.0 with HA DB upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the Optional Benefit Fees and Charges in the “Fee Table” section in this prospectus.

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v3.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

•	The Issue Date is July 2nd

•	Highest Daily Lifetime Income v3.0 with HA DB is elected on July 2nd

•	The applicable Withdrawal Percentage is 5%

•	The first withdrawal is a Lifetime Withdrawal

Unless otherwise indicated, it is assumed that all dates referenced in these examples fall on consecutive business days.

Example of Dollar-for-Dollar Reductions

On October 28th, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including July 1st) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920).

Example of Proportional Reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29th, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount.)

Here is the calculation:

Annual Income Amount		Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00	Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00	Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00	Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%	Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00	HA DB Amount	$109,420.00
1.31% Reduction in Annual Income Amount	$78.60	1.31% Reduction in Annual Income Amount	$1,433.40
Annual Income Amount for future Annuity Years	$5,921.40	Highest Annual Death Benefit Amount	$107,986.60

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

Example 1 – Assume the following:

•	The first Lifetime Withdrawal was taken in a prior Annuity Year.

•	The Annuity Anniversary is July 1.

•	The AIA for this Annuity Year is $12,000.

•	The applicable Withdrawal Percentage is 5%.

•	There were no excess withdrawals during the annuity year.

•	The highest daily Account Value for this Annuity Year through June 30 is $238,000.

•	The Account Value on July 1 is $239,000.

•	There are no withdrawals or additional Purchase Payments on July 1.

On the anniversary, July 1, we will evaluate whether an Auto Step-Up will occur. First, we check to see if the highest daily Account Value has changed. Since the Account Value on July 1 is greater than the previous highest daily Account Value of $238,0000, the highest daily Account Value becomes $239,000. Next, we check to see if the AIA should step up. The applicable Withdrawal Percentage of the highest daily Account Value is 5% of $239,000 = $11,950. Since the AIA of $12,000 is greater, there is no Auto Step-Up and the AIA will remain at $12,000.

Example 2 – Assume the following:

•	The first Lifetime Withdrawal was taken in a prior Annuity Year.

•	The Annuity Anniversary is July 1.

•	The AIA for this Annuity Year is $12,000.

•	The applicable Withdrawal Percentage is 5%.

•	There were no excess withdrawals during the annuity year.

•	The highest daily Account Value for this Annuity Year through June 30 is $242,000.

•	The Account Value on July 1 is $239,000.

•	There are no withdrawals or additional Purchase Payments on July 1.

On the anniversary, July 1, we will evaluate whether an Auto Step-Up will occur. First, we check to see if the highest daily Account Value has changed. Since the Account Value on July 1 is less than the previous highest daily Account Value of $239,0000, the highest daily Account Value remains $242,000. Next, we check to see if the AIA should step up. The applicable Withdrawal Percentage of the highest daily Account Value is 5% of $242,000 = $12,100. Since this amount is greater than the existing AIA, the AIA is automatically stepped-up to $12,100.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v3.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrender Value”). This Non-Lifetime

Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v3.0 with HA DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v3.0 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

•	The Issue Date is December 3rd

•	Highest Daily Lifetime Income v3.0 with HA DB is elected on December 3rd

•	The Account Value at benefit election was $105,000

•	No previous withdrawals have been taken under Highest Daily Lifetime Income v3.0 with HA DB

On October 3rd, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3rd and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v3.0 with HA DB will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375

Required Minimum Distributions

Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn the applicable age and by December 31stfor subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. See “Taxes” for more information about the applicable age and for further discussions of RMDs.

If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the below rules are applied.

A “Calendar Year” runs from January 1st to December 31st of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

•	the remaining Annual Income Amount for that Annuity Year; plus

•	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

Example

The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2021 to 12/31/2021	06/01/2021 to 05/31/2022	01/01/2022 to 12/31/2022

Assume the following:

•	RMD Amount for Both Calendar Years = $6,000;

•	Annual Income Amount = $5,000; and

•	A withdrawal of $2,000 was taken on 07/01/2021 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

The amount that can be taken between 01/03/2022 and 05/31/2022 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

•	The remaining Annual Income for that Annuity Year ($3,000); plus

•	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2022.

Other Important Information

•	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

•	If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

•	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Highest Annual Death Benefit

A Death Benefit is payable under Highest Daily Lifetime Income v3.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity-owned), also referred to as the “Single Designated Life”, when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described in this prospectus) and the Highest Annual Death Benefit Amount described below.

Highest Annual Death Benefit Amount:

On the date you elect Highest Daily Lifetime Income v3.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

1.	The Account Value on the current Valuation Day; and

2.	The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

○	increased by any Purchase Payments made since that anniversary and,

○	reduced by the effect of withdrawals made since that anniversary, as described below.

Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the optional living benefit features of Highest Daily Lifetime Income v3.0 with HA DB.

On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount by the amount of the withdrawal (dollar-for-dollar). All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

The Highest Annual Death Benefit will be calculated on the date of death of the decedent and will be:

•	increased by the amount of any additional Adjusted Purchase Payments, and

•	reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.

Please note that the Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income v3.0 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.

All other provisions applicable to Death Benefits under your Annuity will continue to apply. See “Basic Death Benefit” for more information pertaining to Death Benefits.

Benefits Under Highest Daily Lifetime Income v3.0 with HA DB

•	To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income v3.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income v3.0 with HA DB terminates, we will make no further payments of the Annual Income Amount (including no payment of the Highest Annual Death Benefit) and no additional Purchase Payments are permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

•	Please note that if your Account Value is reduced to zero, any subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.

•	Please note that if your Account Value is reduced to zero due to withdrawals or Annuitization, any Death Benefit value, including that of the HA DB feature, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount.

•	If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

1.	apply your Account Value, less any applicable tax charge, to any annuity option available; or

2.	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charge, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

•	In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

1.	the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

2.	the Account Value.

Other Important Considerations

•	Withdrawals under Highest Daily Lifetime Income v3.0 with HA DB are subject to all of the terms and conditions of the Annuity. If you elect a systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v3.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken on a proportional basis from the Sub-accounts (including the AST Investment Grade Bond Sub-account), and the Secure Value Account. If you elect a systematic withdrawal program and you elect this benefit, the program must withdraw funds on a proportional basis.

•	You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals, and you will be using an optional living benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

•	You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Sub-account appears within Appendix A. You can find a copy of the AST Investment Grade Bond Sub-account prospectus by going to www.prudential.com/regdocs/PLNJ-ADVISORV3.0-NY-STAT.

•	Transfers to and from the Permitted Sub-accounts, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit will not count toward the maximum number of free transfers.

•	Upon election of the benefit, we allocate 10% of your Account Value to the Secure Value Account. This means 90% of your Account Value will be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current Owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those Sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those Sub-accounts.

•	If you elected this benefit after your Annuity was issued (which must occur within 30 days of the date your Annuity is issued) or terminated and later re-elected this benefit, you may have been required to reallocate to different Sub-accounts if you were invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

•	Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v3.0 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount. (See “Triggers for Payment of the Death Benefit” for more information.)

Charge for the Highest Daily Lifetime Income v3.0 with HA DB

The maximum charge for Highest Daily Lifetime Income v3.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.50% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee on a proportional basis from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account but we do not deduct the fee from the Secure Value Account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v3.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Termination of Your Highest Daily Lifetime Income v3.0 with HA DB

You may not terminate Highest Daily Lifetime Income v3.0 with HA DB prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit, including the HA DB, will terminate as of the date the termination is effective. If you elect to terminate the benefit, you will not be permitted to re-elect it in the future.

The benefit automatically terminates upon the first to occur of the following:

1.	your termination of the benefit;

2.	your surrender of the Annuity;

3.	the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

4.	our receipt of Due Proof of Death of the Owner (or Annuitant for entity-owned annuities);

5.	both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

6.	you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value;* or

7.	you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, Annuitant or Beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one Beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income v3.0 with HA DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, on a proportional basis (i.e. in the same proportion as the current balances in your variable Investment Options). If you are participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.

If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v3.0 with HA DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” and “Termination of Your Highest Daily Lifetime Income v3.0” earlier in this benefit description. For surviving spouses, however, we are currently waiving the 90 day waiting period. We reserve the right to resume applying this requirement at any time.

Highest Daily Lifetime Income v3.0 with HA DB Conditions

See “Highest Daily Lifetime Income v3.0 Conditions” in the discussion of Highest Daily Lifetime Income v3.0 for information regarding the conditions of the benefit.

Additional Tax Considerations

Please see “Additional Tax Considerations” under Highest Daily Lifetime Income v3.0.

SPOUSAL HIGHEST DAILY LIFETIME® INCOME v3.0 BENEFIT WITH HIGHEST ANNUAL DEATH BENEFIT

The Annuity referenced in this prospectus and applicable riders is no longer available for new sales.

Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit (“HA DB”) is the spousal version of Highest Daily Lifetime Income v3.0 with HA DB. Spousal Highest Daily Lifetime Income v3.0 was offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income v3.0, and you must have elected the HA DB benefit at the time you elected Spousal Highest Daily Lifetime Income v3.0. This benefit guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives,” and each, a “designated life”), the ability to withdraw the Annual Income Amount, regardless of the investment performance of your Account Value, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value multiplied by the Withdrawal Percentage as discussed below. Withdrawals of Excess Income that do not reduce your Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. Withdrawals of Excess Income that reduce your Account Value to zero will terminate the Annuity and the optional living and death benefits. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered “Lifetime Withdrawals” under the benefit. Withdrawals are taken first from your Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v3.0 with HA DB after the death of the first spouse and also want to provide a death benefit. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

Spousal Highest Daily Lifetime Income v3.0 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v3.0 with HA DB due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v3.0 with HA DB is not available if you elect any other optional living or death benefit.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v3.0 with HA DB (including no payment of the Highest Annual Death Benefit).

Please note that if you elect Spousal Highest Daily Lifetime Income v3.0 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime Income v3.0 with HA DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v3.0 with HA DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

•	One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be between 50 and 79 years old at the time of election; or

•	Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or

•	One Annuity Owner, where the Owner is a Custodial Account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v3.0 with HA DB. If the designated lives divorce, Spousal Highest Daily Lifetime Income v3.0 with HA DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-Owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.

Key Features and Examples

Descriptions and examples of the key features of the optional living benefit are set forth below. The examples are provided only to illustrate the calculation of various components of the optional living benefit. These examples do not reflect any of the fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit.

Protected Withdrawal Value

The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your “Periodic Value.” Your Periodic Value is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below.

During the first 10 benefit years and before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:

•	the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in “Non-Lifetime Withdrawal Feature” below); and

•	the Account Value on the Current Valuation Day.

Withdrawal Percentages and Roll-Up Rate

Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payments you make and used to determine whether any Highest Daily Auto Step-Up will occur (see “Highest Daily Auto Step-Up” later in this section).

The Roll-Up Rate is the guaranteed compounded effective rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the Roll-Up Rate will no longer increase your Protected Withdrawal Value. The rate is an annual effective rate and compounds daily.

We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-Up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate the benefit, you will not be permitted to re-elect it in the future.

Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, On or Before the 10th Anniversary of the Benefit Effective Date

Assume: (1) you purchase the Annuity and elect Spousal Highest Daily Lifetime Income v3.0 with HA DB on February 10th; (2) the applicable Roll-Up Rate is 5%; (3) on February 13th, you make an additional Purchase Payment of $50,000, and (4) your Account Value is as shown below. Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Account Value
February 10th	$150,000
February 11th	$149,500
February 12th	$150,500
February 13th*	$200,150
*	Includes the value of the additional Purchase Payment.

Periodic Value on February 10th	$150,000
Periodic Value on February 11th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually ($150,000 × (1.05)^(1/365)) =	$150,020
and
(2) Account Value =	$149,500
Periodic Value on February 11th	$150,020
Periodic Value on February 12th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually ($150,000 × (1.05)^(1/365)) =	$150,040
and
(2) Account Value =	$150,500
Periodic Value on February 12th	$150,500
Periodic Value on February 13th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually ($150,000 × (1.05)^(1/365)) = $150,520 plus the Purchase Payment of $50,000 =	$200,520
and
(2) Account Value =	$200,150
Periodic Value on February 13th	$200,520

After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:

•	the Periodic Value for the Prior Valuation Day, plus the amount of any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day; and

•	the Account Value on the Current Valuation Day.

Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, After the 10th Anniversary of the Benefit Effective Date

Assume: (1) the 10th anniversary of the date you elected Spousal Highest Daily Lifetime Income v3.0 with HA DB was February 10th; (2) on March 10th, your Periodic Value is $300,000; (3) on March 13th, you make an additional Purchase Payment of $25,000; and (4) your Account Value is as shown below.

Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Account Value
March 11th	$299,500
March 12th	$300,750
March 13th*	$325,400
*	Includes the value of the additional Purchase Payment.

Periodic Value on March 10th	$300,000
Periodic Value on March 11th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
(2) Account Value =	$299,500
Periodic Value on March 11th	$300,000
Periodic Value on March 12th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
(2) Account Value =	$300,750
Periodic Value on March 12th	$300,750
Periodic Value on March 13th is the greater of:
(1) Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment of $25,000 =	$325,750
(2) Account Value =	$325,400
Periodic Value on March 13th	$325,750

After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:

•	the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and

•	the highest daily Account Value upon any step-up, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals (see “Highest Daily Auto Step-Up” later in this section).

Annual Income Amount

The Annual Income Amount is the annual amount of income for which you are eligible for life under Spousal Highest Daily Lifetime Income v3.0 with HA DB. The Annual Income Amount is equal to the Withdrawal Percentage applicable to the younger designated life’s age at the time of the first Lifetime Withdrawal multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. For example, if your Protected Withdrawal Value is $300,000 and the applicable Withdrawal Percentage is 4.5%, your initial Annual Income Amount would be $13,500. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v3.0 with HA DB and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the younger designated life at the time of the first Lifetime Withdrawal.

The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

•	If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

•	If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Withdrawals and Spousal Highest Daily Lifetime Income v3.0 with HA DB

Spousal Highest Daily Lifetime Income v3.0 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a proportional basis from all Investment Options and the Secure Value Account.

Under Spousal Highest Daily Lifetime Income v3.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount:

•	they will not reduce your Annual Income Amount in subsequent Annuity Years;

•	they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and

•	you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in “Required Minimum Distributions” later in this section).

Please note that if you elect any Highest Daily Lifetime Income v3.0 benefit, we will not allow your investment advisor to deduct fees from your Annuity (although you may pay your advisor in some other manner). Therefore, advisory fee deductions will not negatively impact your guarantees under these benefits.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by the applicable Withdrawal Percentage which varies based on the age of the younger spousal designated life on that Annuity Anniversary as of which the step-up would occur. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. All daily valuations and annual step-ups will only occur on Valuation Days. Taking regular Lifetime Withdrawals will make it less likely that a Highest Daily Auto Step-up will occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.

If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v3.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v3.0 with HA DB upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the Optional Benefit Fees and Charges in the “Fee Table” section in this prospectus.

If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v3.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

•	The Issue Date is July 2nd

•	Spousal Highest Daily Lifetime Income v3.0 with HA DB is elected on July 2nd

•	The applicable Withdrawal Percentage is 4.5%

•	The first withdrawal is a Lifetime Withdrawal

Unless otherwise indicated, it is assumed that all dates referenced in these examples fall on consecutive business days.

Example of Dollar-for-Dollar Reductions

On October 28th, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including July 1st) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920.).

Example of Proportional Reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29th, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount.)

Here is the calculation:

Annual Income Amount		HA DB Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00	Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00	Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00	Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%	Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00	HA DB Amount	$110,020.00
1.82% Reduction in Annual Income Amount	$98.28	1.82% Reduction in Annual Income Amount	$2,002.36
Annual Income Amount for future Annuity Years	$5,301.72	HA DB Amount	$108,017.64

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

Example 1 – Assume the following:

•	The first Lifetime Withdrawal was taken in a prior Annuity Year.

•	The Annuity Anniversary is July 1.

•	The AIA for this Annuity Year is $12,000.

•	The applicable Withdrawal Percentage is 5%.

•	There were no excess withdrawals during the annuity year.

•	The highest daily Account Value for this Annuity Year through June 30 is $238,000.

•	The Account Value on July 1 is $239,000.

•	There are no withdrawals or additional Purchase Payments on July 1.

On the anniversary, July 1, we will evaluate whether an Auto Step-Up will occur. First, we check to see if the highest daily Account Value has changed. Since the Account Value on July 1 is greater than the previous highest daily Account Value of $238,0000, the highest daily Account Value becomes $239,000. Next, we check to see if the AIA should step up. The applicable Withdrawal Percentage of the highest daily Account Value is 5% of $239,000 = $11,950. Since the AIA of $12,000 is greater, there is no Auto Step-Up and the AIA will remain at $12,000.

Example 2 – Assume the following:

•	The first Lifetime Withdrawal was taken in a prior Annuity Year.

•	The Annuity Anniversary is July 1.

•	The AIA for this Annuity Year is $12,000.

•	The applicable Withdrawal Percentage is 5%.

•	There were no excess withdrawals during the annuity year.

•	The highest daily Account Value for this Annuity Year through June 30 is $242,000.

•	The Account Value on July 1 is $239,000.

•	There are no withdrawals or additional Purchase Payments on July 1.

On the anniversary, July 1, we will evaluate whether an Auto Step-Up will occur. First, we check to see if the highest daily Account Value has changed. Since the Account Value on July 1 is less than the previous highest daily Account Value of $239,0000, the highest daily Account Value remains $242,000. Next, we check to see if the AIA should step up. The applicable Withdrawal Percentage of the highest daily Account Value is 5% of $242,000 = $12,100. Since this amount is greater than the existing AIA, the AIA is automatically stepped-up to $12,100.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v3.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v3.0 with HA DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v3.0 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

•	The Issue Date is December 3rd

•	Spousal Highest Daily Lifetime Income v3.0 with HA DB is elected on December 3rd

•	The Account Value at benefit election was $105,000

•	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v3.0 with HA DB

On October 3rd, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3rd and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v3.0 with HA DB will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Highest Annual Death Benefit Amount	$100,992.50

Required Minimum Distributions

See “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v3.0 with HA DB for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Highest Annual Death Benefit

A Death Benefit is payable under Spousal Highest Daily Lifetime Income v3.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described in this prospectus) and the Highest Annual Death Benefit Amount described below.

Highest Annual Death Benefit Amount:

On the date you elect Spousal Highest Daily Lifetime Income v3.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

1.	The Account Value on the current Valuation Day; and

2.	The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

○	increased by any Purchase Payments made since that anniversary and,

○	reduced by the effect of withdrawals made since that anniversary, as described below.

Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the optional living benefit features of Spousal Highest Daily Lifetime Income v3.0 with HA DB.

On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

The Highest Annual Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:

•	increased by the amount of any additional Adjusted Purchase Payments, and

•	reduced by the effect of any withdrawals (as described in the preceding paragraph),

•	made during the period between the decedent’s date of death and the date we receive Due Proof of Death.

Please note that Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Daily Lifetime Income v3.0 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.

All other provisions applicable to Death Benefits under your Annuity continue to apply. See “Basic Death Benefit” more information pertaining to Death Benefits.

Benefits Under Spousal Highest Daily Lifetime Income v3.0 with HA DB

•	To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income v3.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income v3.0 with HA DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

•	Please note that if your Account Value is reduced to zero, any subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.

•	Please note that if your Account Value is reduced to zero due to withdrawals or Annuitization, any Death Benefit value, including that of the HA DB feature, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount.

•	If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

1.	apply your Account Value, less any applicable tax charge, to any annuity option available; or

2.	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. We must receive your request in a form acceptable to us at our Service Center. If applying your Account Value, less any applicable tax charge, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

•	In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

1.	the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

2.	the Account Value.

Other Important Considerations

•	Withdrawals under the Spousal Highest Daily Lifetime Income v3.0 with HA DB benefit are subject to all of the terms and conditions of the Annuity. If you elect a systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v3.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken on a proportional basis from the Sub-accounts (including the AST Investment Grade Bond Sub-account), and the Secure Value Account. If you elect a systematic withdrawal program and you elect this benefit, the program must withdraw funds on a proportional basis.

•	You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals, and you will be using an optional living benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

•	You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Portfolio appears in Appendix A. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com/regdocs/PLNJ-ADVISORV3.0-NY-STAT.

•	Transfers to and from the Permitted Sub-accounts, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit will not count toward the maximum number of free transfers.

•	Upon election of the benefit, we allocated 10% of your Account Value to the Secure Value Account. This means 90% was allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current Owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those Sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those Sub-accounts.

•	If you elected this benefit after your Annuity was issued (which must occur within 30 days of the date your Annuity is issued) or terminated and later re-elected this benefit, you may have been required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

•	Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v3.0 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount. (See “Triggers for Payment of the Death Benefit” for more information.)

•	Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income v3.0 with HA DB will remain in force unless we are instructed otherwise.

Charge for the Spousal Highest Daily Lifetime Income v3.0 with HA DB

The maximum charge for Spousal Highest Daily Lifetime Income v3.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.50% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee on a proportional basis from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account but we do not deduct the fee from the Secure Value Account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v3.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Termination of the Benefit

You may not terminate Spousal Highest Daily Lifetime Income v3.0 with HA DB prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. If you elect to terminate the benefit, you will not be permitted to re-elect it in the future.

The benefit automatically terminates upon the first to occur of the following:

1.	upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

2.	upon the death of the second designated life;

3.	your termination of the benefit;

4.	your surrender of the Annuity;

5.	the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

6.	both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

7.	you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value;* or

8.	you cease to meet our requirements as described in “Election of and Designations under the Benefit” or if we process a requested change that is not consistent with our allowed owner, Annuitant or Beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one Beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime Income v3.0 with HA DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, on a proportional basis (i.e. in the same proportion as the current balances in your variable Investment Options). If you are participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.

Spousal Highest Daily Lifetime Income v3.0 with HA DB Conditions

See “Highest Daily Lifetime Income v3.0 Conditions” in the discussion of Highest Daily Lifetime Income v3.0 for information regarding the conditions of the benefit.

Additional Tax Considerations

Please see “Additional Tax Considerations” under Highest Daily Lifetime Income v3.0.

FORMULA FOR HIGHEST DAILY LIFETIME INCOME V3.0 SUITE OF OPTIONAL LIVING BENEFITS

Transfers of Account Value between your permitted Sub-accounts and the AST Investment Grade Bond Sub-account

Terms and Definitions Referenced in the Calculation Formulas:

•	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Income v3.0 Suite of benefits (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

•	Cus – the secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%.

•	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

•	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

•	L – the target value as of the current Valuation Day.

•	r – the target ratio.

•	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)

•	V – the total value of all elected Sub-accounts in the Annuity.

•	F – the Account Value of the Secure Value Account.

•	B – the total value of the AST Investment Grade Bond Sub-account.

•	P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments and adjusted for withdrawals, as described herein.

•	T – the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.

•	TM – the amount of a monthly transfer out of the AST Investment Grade Bond Sub-account.

•	X – the Maximum Daily Transfer Percentage that can be transferred into the AST Investment Grade Bond Sub-account. There is no Maximum Daily Transfer Percentage applied to transfers out of the AST Investment Grade Bond Sub-account.

*	Note: Lifetime Withdrawals that are not considered withdrawals of Excess Income do not reduce the Income Basis.

Daily Target Value Calculation:

On each Valuation Day, a target value (L) is calculated, according to the following formula. Target Values are subject to change for new elections of this benefit on a going-forward basis.

L	=	0.05 × P × a

Daily Transfer Calculation:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – (B+F)) / V

•	If on the third consecutive Valuation Day r is greater than Cu and r is less than or equal to Cus or if on any day r is greater than Cus, and transfers have not been suspended due to the 90% cap rule, assets in the elected Sub-accounts and the Fixed Allocations, if applicable, are transferred to the AST Investment Grade Bond Sub-account.

•	If r is less than Cl, and there are currently assets in the AST Investment Grade Bond Sub-account (B is greater than 0), assets in the AST Investment Grade Bond Sub-account are transferred to the elected Sub-accounts as described above.

90% Cap Rule: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Account Value being allocated to a combination of the AST Investment Grade Bond Sub-account and the Secure Value Account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, and the interest credited to the Secure Value Account, the Account Value could be more than 90% invested in a combination of the AST Investment Grade Bond Sub-account and the Secure Value Account.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 × (V + B) – (B + F)), [L – (B + F) – V × Ct] / (1 – Ct), X × V	Money is transferred from the elected Sub-accounts and the Fixed Allocations to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – (B + F) – V × Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the elected Sub-accounts

Maximum Daily Transfer Limit

On any given day, notwithstanding the above calculation and the 90% Cap discussed immediately above, no more than a predetermined percentage of the sum of the value of Permitted Sub-accounts (the “Maximum Daily Transfer Limit”) will be transferred to the Bond Sub-account. The applicable Maximum Daily Transfer Limit is stated in your Annuity and is currently 30%. If the formula would result in an amount higher than the Maximum Daily Transfer Limit being transferred into the Bond Sub-account, only amounts up to the Maximum Daily Transfer Limit will be transferred. On the following Valuation Day, the formula will calculate the Target Ratio for that day and determine any applicable transfers within your Annuity as described above. The formula will not carry over amounts that exceeded the prior day’s Maximum Daily Transfer Limit, but a transfer to the Bond Sub-account may nevertheless occur based on the application of the formula on the current day. There is no limitation on the amounts of your Account Value that may be transferred out of the Bond Sub-account on any given day.

Monthly Transfer Calculation

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the elected Sub-accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B,.05 × (V+B+F)} is less than (Cu × V– L + (B+F)) / (1 – Cu), then
TM	=	{Min (B,.05 × (V+B+F)}	Money is transferred from the AST Investment Grade Bond Sub-account to the elected Sub-accounts.

Targets Referenced In The Transfer Calculation Formula:

Cu = 83%

Cus = 84.5%

Ct = 80%

Cl = 78%

“a” Factors for Liability Calculations
(for the corresponding Year and Month of the Benefit)*

Year	Month 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.7	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06 **
*	The values set forth in this table are applied to all ages.
**	In all subsequent years and months thereafter, the annuity factor is 4.06

TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT

The Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant’s death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant’s death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant’s death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.

Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Non-qualified Annuity held by a natural person.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the insurance charge and any charges for optional benefits may be subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries.

We determine the amount of the Death Benefit as of the date we receive “Due Proof of Death.” Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of all eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits”).

After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Government Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Government Money Market Sub-account, the amount of the Death Benefit may be impacted by the insurance charge and charges for any optional benefits and may be subject to Sub-account fluctuations.

No Death Benefit will be payable if the Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

EXCEPTIONS TO AMOUNT OF DEATH BENEFIT

There are certain exceptions to the amount of the Death Benefit.

Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Death Benefit in connection with an optional living benefit).

Death Benefit Suspension Period.You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), any Death Benefit (including the Minimum Death Benefit, any optional Death Benefit and Highest Daily Lifetime Income v3.0 with HA DB and Spousal Highest Daily Lifetime Income v3.0 with HA DB) that applies will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or Annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, any applicable charge will continue to apply but the Death Benefit amount will equal the Account Value. Thus, if you had elected Highest Daily Lifetime Income v3.0 with HA DB or Spousal Highest Daily Lifetime Income v3.0 with HA DB, and the suspension were in effect, you would be paying the fee for the Highest Daily Lifetime Income v3.0 with HA DB or Spousal Highest Daily Lifetime Income v3.0 with HA DB even though during the suspension period your Death Benefit would be limited to the Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See “Change of Owner, Annuitant and Beneficiary Designations” with regard to changes of Owner or Annuitant that are allowable.

Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

BASIC DEATH BENEFIT

The Annuity provides a Basic Death Benefit at no additional charge. The amount of the Basic Death Benefit is equal to the greater of:

•	The sum of all Purchase Payments you have made since the Issue Date of the Annuity until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value, including advisory fee deductions, immediately prior to the withdrawal; and

•	Your Account Value on the date we receive Due Proof of Death.

Here is an example of how the basic death benefit is calculated:

The contract was issued with Purchase Payments totaling $100,000 but, due to negative Sub-account performance, the Account Value had decreased to $80,000. If the Owner died, the death benefit would still be $100,000. This amount, however, is reduced when you make a withdrawal from the contract. If the contract Owner had withdrawn 50% of the remaining $80,000, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000.

Here is an example of how the basic death benefit is calculated when Advisory Fees are withdrawn:

The contract was issued with Purchase Payments totaling $100,000 but, due to negative Sub-account performance, the Account Value had decreased to $80,000. If the Owner died, the death benefit would still be $100,000. This amount, however, is reduced when you make a withdrawal from the contract, including withdrawals for Advisory Fees. If withdrawals of Advisory fees totaled 1.5% of the total purchase payments, the death benefit would also be reduced by 1.5%. Since the death benefit had been $100,000, it would now be $98,500.

Given the significant effect that advisory fee deductions could have on the Basic Death Benefit, you are encouraged to discuss with your investment advisor the impact of deducting advisory fees from your Annuity prior to making any election to do so.

SPOUSAL CONTINUATION OF ANNUITY

Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the predetermined mathematical formula on the same day).

Subsequent to spousal continuation, the Minimum Death Benefit will be equal to the greater of:

•	The Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and

•	The Account Value on Due Proof of Death of the surviving spouse.

With respect to Highest Daily Lifetime Income v3.0 with HA DB and Spousal Highest Daily Lifetime Income v3.0 with HA DB:

•	If the Highest Annual Death Benefit is not payable upon the death of a Spousal Designated Life, and the Remaining Designated Life chooses to continue the Annuity, the benefit will remain in force unless we are instructed otherwise.

•	If a Death Benefit is not payable upon the death of a Spousal Designated Life (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the benefit will remain in force unless we are instructed otherwise.

Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal advisor.

We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.

PAYMENT OF DEATH BENEFITS

Alternative Death Benefit Payment Options – Annuities owned by Individuals (not associated with Tax-Favored Plans)

Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:

•	within five (5) years of the date of death (the “five-year deadline”); or

•	as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline.

○	If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed as a lump sum payment or as a series of required distributions under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” unless you have made an election prior to Death Benefit proceeds becoming due.

If we do not receive instructions on where to send the payment in a timely manner, funds will be escheated in accordance with applicable law.

Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans

Upon your death under an IRA or Roth IRA, any remaining interest must be distributed in accordance with federal income tax requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Further Consolidated Appropriations Act of 2020 (which includes the “Setting Every Community Up for Retirement Enhancement” Act (SECURE Act)), and further clarified by the associated final and proposed regulations. We reserve our rights to implement any additional regulations addressing these requirements in the future. The post-death distribution requirements under prior law continue to apply in certain circumstances. The following rules generally apply to deaths after 2019:

•	10-year rule: If you have a designated Beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated Beneficiary is an “eligible designated Beneficiary” (“EDB”) or some other exception applies.

•	Eligible designated beneficiaries: A designated Beneficiary is any individual designated as a Beneficiary by the IRA owner. An EDB is any designated Beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is generally determined on the date of your death.

•	Other applicable rules: This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if you die on or after the required beginning date, then annual distributions will be required from the Annuity during the 10-year period. If the Beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).

Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 21, and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).

It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the IRA Owner was alive could continue to be made under that method after the death of the IRA owner. However, under the current law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the current law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.

The post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the requirements generally do not apply to an immediate annuity contract purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your Beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your Beneficiary designations.

In addition, the current post-death distribution requirements generally do not apply if the IRA Owner died prior to January 1, 2020. However, if the designated Beneficiary of the deceased IRA Owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated Beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated Beneficiary of an IRA Owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated Beneficiary of an IRA Owner who died prior to 2020.

•	Spousal continuation. Under the current law, as under prior law, if your Beneficiary is your spouse, such surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to their own IRA, or by treating your IRA as their own IRA subject to specific limits under the regulations. The post-death distribution requirements are complex in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation. For more information, see “Taxes.” You may wish to consult a professional tax advisor about the federal income tax consequences of your Beneficiary designations.

Designated Beneficiaries may be eligible for the IRA Beneficiary Continuation Option; however, distribution periods may be limited by applicable tax law as stated above. Beneficiaries should consult a professional tax advisor about the federal income tax consequences of distribution options.

Upon election of this IRA Beneficiary Continuation option:

•	the Annuity contract will be continued in the Owner’s name, for the benefit of the Beneficiary.

•	the Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.

•	the Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. NOTE: The Sub-accounts offered under the IRA Beneficiary Continuation option may be limited.

•	no additional Purchase Payments can be applied to the Annuity.

•	the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.

•	the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of a CDSC.

•	upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary.

•	all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described in the “Taxes” section.

Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the IRA Beneficiary Continuation option.

A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. For more information, see “Taxes.” You may wish to consult a professional tax advisor about the federal income tax consequences of your Beneficiary designations.

BENEFICIARY CONTINUATION OPTION

Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections titled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans”. This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and Non-qualified Annuities. This option is different from the “Beneficiary Annuity”, because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate.

Under the Beneficiary Continuation Option:

•	The Beneficiary must apply at least $15,000 to the Beneficiary Continuation Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).

•	The Annuity will be continued in the Owner’s name, for the benefit of the Beneficiary.

•	Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.

•	Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

•	The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit in connection with an optional living benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.

•	The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.

•	The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

•	No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation Option.

•	The basic Death Benefit and any optional living benefits elected by the Owner will no longer apply to the Beneficiary

•	The Beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary’s withdrawal rights.

•	Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.

•	If the Beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

Payment under this option may be limited based on federal income tax requirements. See the “Taxes” section for more information on the limitations that may apply to this option.

PURCHASES AND CONTRACT VALUE

The Annuity referenced in this prospectus and applicable riders is no longer available for new sales.

GENERAL IMPACT OF NEW LIMITATION

When we exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, it may affect your ability to increase the future value of your optional benefits. This means that you will no longer be able to increase the values associated with your benefit through additional Purchase Payments.

In addition, the new limitation on additional Purchase Payments will limit your ability to make scheduled payments directly from your bank account.

Please note: any Purchase Payment suspension or restrictions previously instituted in connection with your optional benefit and current contract limits continue to apply.

For more information, contact your Financial Professional or the Prudential Annuity Service Center.

REQUIREMENTS FOR PURCHASING THE ANNUITY

We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. Certain of the current limitations, restrictions and standards are described below. We may change these limitations, restrictions and standards in the future. We may make changes to these limitations, restrictions, and/or underwriting standards relating to our issuance of an Annuity subject to any applicable state regulatory approval and requirements. Any such changes would apply to applications received by us in Good Order after the date of the change(s) and changes to the limitations, restrictions or underwriting standards described below would be described revisions to this prospectus.

Initial Purchase Payment: We no longer allow new purchases of this Annuity or any applicable riders. An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This was the payment that issued your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must have made an initial Purchase Payment of at least $10,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may have accepted a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. That required approval also will apply to a proposed change of Owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1,000,000 threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments”.

Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey by wiring funds through your financial professional’s broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

We invest your Purchase Payment in your Annuity according to your instructions.. You can allocate Purchase Payments to one or more available Investment Options. A mandatory allocation to the Secure Value Account and investment restrictions will apply if you elected an optional living benefit.

Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its optional benefits, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its optional benefits, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. These rules are subject to state law. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the total insurance charge and may be subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary(ies).

Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the Annuitant is also the participant in a Qualified or Non-qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.

Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity we must receive the application, in Good Order, before the oldest of the Owner(s) and Annuitant(s) turns 86 years old. If you purchase a Beneficiary Annuity, the maximum issue age is 85 based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity-owned) on the Issue Date of the Annuity or the date of the Owner’s death. In addition, the broker-dealer firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above – check with the broker-dealer firm for details. The “Annuitant” refers to the natural person(s) upon whose life annuity payments payable to the Owner are based.

Additional Purchase Payments: Effective December 31, 2020, additional Purchase Payments are no longer permitted after the first anniversary of the election of any optional benefit. Please see “Benefits Available Under the Contract” for further information related to additional Purchase Payments. Previously, we allowed Purchase Payments to the Annuity within the first year provided the Account Value has not been reduced to zero. Additional Purchase Payments are subject to the maximum total Purchase Payment amount of $1,000,000 as noted above, and a minimum amount of $100. Purchase payments are not permitted on or after the Annuity Date.

DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY

Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity. If you are considering purchase of an optional living benefit to provide lifetime income for your life or the lives or you and your spouse, you should carefully consider the rules regarding the designations of the Owner, Annuitant and Beneficiary for the Annuity and for those optional benefits when you establish or change these designations. See “Benefits Available Under the Contract”.

•	Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with a written form that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

•	Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the “Taxes” section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.

•	Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian, trust, or a plan as Owner, the custodian, or plan must also be designated as the Beneficiary. If no beneficiary is named for a trust owned contract, the default beneficiary will be the contract owner. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used. If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract, unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek tax advice on the income, estate and gift tax implications of your designations.

“Beneficiary” Annuity

You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, except in the event that the decedent’s account is an existing Prudential Beneficiary Annuity, subject to the following requirements. You may transfer the proceeds of the decedent’s account into the Annuity described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.

Upon purchase, the Annuity will be issued in the name of the decedent for your benefit.

For IRAs and Roth IRAs, an “eligible designated beneficiary” must elect stretch distributions by December 31st of the year following the year of the decedent’s death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained the applicable age. However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must make a valid election as to when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, including information about the applicable age, see “Taxes”.

For Non-qualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to Beneficiaries of a Non-qualified Annuity see “Required Distributions Upon Your Death for Non-qualified Annuity Contracts” in “Taxes”.

You may take withdrawals in excess of your required distributions. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the insurance charge and the annual maintenance fee.

The Annuity provides a basic Death Benefit upon death, and you may name “successors” who may receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

Please note the following additional limitations for a Beneficiary Annuity:

•	No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.

•	You may not elect any optional benefits.

•	You may not annuitize the Annuity; no annuity options are available.

•	You may participate only in the following programs: Automatic Rebalancing, Dollar Cost Averaging or systematic withdrawals.

•	You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.

•	If the Annuity is funded by means of transfer from another Beneficiary Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

•	The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distribution options may be limited. In certain instances, we may allow distributions based on the life expectancy of a sole individual beneficiary under the trust if they qualify as an eligible designated beneficiary. Special rules and limitations may apply to qualified trusts with multiple beneficiaries.

•	If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

•	If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

RIGHT TO CANCEL

You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Center or to the representative who sold it to you within 10 days after you receive it. The Annuity can be mailed or delivered either to us, at our Service Center, or to the representative who sold it to you. Return of this Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.

Unless otherwise required by applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Center or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal income tax withholding. Please note that if you purchased the Annuity as a replacement for another Annuity, your Free Look period is 60 days.

SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.

SALARY REDUCTION PROGRAMS

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program.

VALUING THE SUB-ACCOUNTS

When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the Sub-account fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the insurance charge, and if you elected one or more optional living benefits whose annualized charge is deducted daily, the additional charge for such benefits.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price”. The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the insurance charge and the charges for any optional living benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.

Withdrawals of Advisory Fees will be deducted first from any Variable Investment Sub-accounts on a proportional basis. These deductions will result in the cancellation of accumulation units of the impacted Variable Investment Sub-accounts.

Example

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

PROCESSING AND VALUING TRANSACTIONS

Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-Valuation day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.

We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

•	trading on the NYSE is restricted;

•	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

•	the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.

Initial Purchase Payments: We no longer allow new purchases of this Annuity. We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.

With respect to your initial Purchase Payment or any additional payments pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.

As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.

Additional Purchase Payments:We will apply any additional Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Center in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase Payments” under “Requirements for Purchasing the Annuity” earlier in this prospectus. With respect to your additional Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.Additionally, effective December 31, 2020, additional Purchase Payments are not permitted after the first anniversary of the election of any optional benefit.

Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Automatic Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.

Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing and Valuing Transactions.”

Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

We generally pay any death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern Time) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a ProFunds VP Sub-account will be extended to ½ hour prior to any announced closing (generally, 3:30 p.m. Eastern Time) for transactions submitted electronically through our website (www.prudential.com/annuities). You cannot request a transaction (other than a redemption order) involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable “cut-off” time and 4:00 p.m. Owners attempting to process a purchase order or transfer request between the applicable “cut-off” time and 4:00 p.m., are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the “cut off” message may process a purchase order or transfer request up until 4:00 p.m. on that same day with respect to any other available Investment Option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

Termination of Optional Living Benefits: In general, if an optional living benefit terminates, we will no longer deduct the charge we apply to purchase the optional living benefit. However, for the Highest Daily Lifetime Income v3.0 benefits, if the benefit terminates for any reason other than death or Annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. On the date a charge no longer applies or a charge for an optional living benefit begins to be deducted, your Annuity will become subject to a different charge.

SURRENDERS AND WITHDRAWALS

TYPES OF DISTRIBUTIONS AVAILABLE TO YOU

During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct the annual maintenance fee, any tax charge that applies and the charge for any optional living benefits. Unless you notify us differently as permitted, partial withdrawals are taken on a proportional basis (i.e. “proportional” meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.

If you have an optional living benefit, and you take a withdrawal deemed to be Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself will terminate. See “Benefits Available Under the Contract” for more information.

Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your Annual Income Amount through a systematic withdrawal program, you may only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the tax withholding, that will need to be withdrawn. We then apply the tax withholding to that entire amount. As a result, you will have more tax withheld if you elect a net withdrawal.

The deduction of advisory fees from Account Value is treated as a withdrawal under the Annuity. No surrender charges apply to the Annuity, and accordingly there is no annual free withdrawal amount applicable.

TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES

Prior to Annuitization

For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period

During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

Advisory Fee Payments

If you deduct an advisory fee from your Annuity’s contract value, it may be treated as a withdrawal subject to federal and state income taxes, and a 10% additional tax, if applicable. The deduction may also reduce your minimum death benefit guarantees and other guaranteed benefits.

On advisory products, you may establish an advisory fee deduction program for a qualified or Non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a Non-qualified Annuity to be treated as not taxable. Charges for investment advisory fees that are taken from a qualified or Non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner. There may also be tax implications on distributions from qualified Annuities.

See “Taxes” for information about qualified Annuities and for additional information about Non-qualified Annuities.

SYSTEMATIC WITHDRAWALS

Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.

You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts. The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

If you have not elected an optional living benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals based on the percentage of your total Account Value allocated to each Investment Option at the time we pay out your withdrawal If you have designated Investment Options and have elected a specific dollar amount which cannot be satisfied by your designated Investment Options, we will withdraw systematic withdrawals from all of your Investment Options based on the percentage of your total Account Value allocated to each Investment Option.

If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v3.0) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

•	Systematic withdrawals must be taken from your Account Value on a proportional basis from the Investment Options and the Secure Value Account at the time we process each withdrawal.

•	If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program. If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will negatively impact your future Annual Income Amount.

•	For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Benefits Available Under the Contract”.

•	If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE

If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59½ if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as Non-qualified annuities, Section 72(q) of the Code may provide a similar exemption from additional tax. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the 10% additional tax.

Please note that if a withdrawal under Sections 72(t) or 72(q) is scheduled to be affected between the last Valuation Day prior to December 25th and December 31st of a given year, then, we will process the withdrawal on the last Valuation Day prior to December 25th of that year.

REQUIRED MINIMUM DISTRIBUTIONS

Required Minimum Distributions (“RMDs”) are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code.

The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see “Benefits Available Under the Contract” for further information relating to Required Minimum Distributions if you own an optional living benefit.

In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.

Please note that if a Required Minimum Distribution is scheduled to be effective between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.

See “Taxes” for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional living benefits and Excess Income, see “Benefits Available Under the Contract – Highest Daily Lifetime Income v3.0 Benefit – Required Minimum Distributions.”

SURRENDER VALUE

During the Accumulation Period, you can surrender your Annuity at any time and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable tax charges, optional benefit charge, and any annual maintenance fee.

We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see “Benefits Available Under the Contract – Non-Lifetime Withdrawal Feature”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Period” for information on the impact of the minimum Surrender Value at Annuitization.

TAXES

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax advisor regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.

On advisory products, you may establish an advisory fee deduction program for a qualified or Non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a Non-qualified Annuity to be treated as not taxable. Charges for investment advisory fees that are taken from a qualified or Non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Non-qualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

NON-QUALIFIED ANNUITIES

In general, as used in this prospectus, a Non-qualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

Taxes Payable by You

We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, all Annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount of any withdrawal that is subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your Non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Service (“IRS”). In accordance with the PLR, advisory fee payments from your Non-qualified Annuity are treated as an expense as long as your advisor attests to us that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice with respect to the Annuity and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.

It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to the 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole, primary, or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

Taxes on Withdrawals and Surrender Before Annuity Payments Begin

If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982 is not subject to the 10% additional tax.

You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax and possibly the 10% additional tax.

Taxes on Annuity Payments

If you select an annuity payment option as described in the “Annuity Period” section of this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date

You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.

Partial Annuitization

We do not currently permit partial annuitization.

Medicare Tax on Net Investment Income

The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $15,650 for estates and trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

10% Additional Tax for Early Withdrawal from a Non-Qualified Annuity

You may owe a 10% additional tax on the taxable part of distributions received from your Non-qualified Annuity. Amounts are not subject to this additional tax if:

•	the amount is paid on or after you reach age 59½;

•	the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);

•	the amount received is attributable to your becoming disabled (as defined in the Code);

•	generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually (please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years and the impermissible modification of payments during that time period will result in retroactive application of the 10% additional tax); or

•	the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Special Rules in Relation to Tax-free Exchanges Under Section 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax advisor before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.

After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.

Taxes Payable by Beneficiaries for a Non-Qualified Annuity

If an Owner dies before the Annuity Date, the Death Benefit distributions are taxed at ordinary income tax rates. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

•	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

•	Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.

•	Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Non-qualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Non-qualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

Reporting and Withholding on Distributions

Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of distributions from the Annuity. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners

Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Non-qualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code. See the “Payment of Death Benefit” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.

Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.

Annuity Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Non-qualified Annuity Sub-accounts must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. The tax law limits the amount of control you may have over choosing investments for your Annuity. If this “investor control” rule is violated your Annuity assets will be considered owned directly by you and lose the favorable tax treatment generally afforded to annuities.

While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

Required Distributions Upon Your Death for a Non-Qualified Annuity.

Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Non-qualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means, for example, that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.

Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Non-Qualified Annuity held by a tax-favored retirement plan.

The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may have been purchased for use in connection with:

•	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

•	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

•	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

•	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

•	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

•	Section 457 plans (subject to 457 of the Code).

A Non-qualified Annuity may have been purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

Types of Tax-favored Plans

IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The $1,000 catch-up contribution for IRA owners age 50 or older is indexed for inflation starting in 2024 in accordance with the Consolidated Appropriations Act, 2023 (which includes SECURE 2.0 of 2022 (“SECURE 2.0”). Go to www.irs.gov for the contribution limits for each year.

The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law and the terms of the Annuity). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.

In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

•	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

•	Your rights as Owner are non-forfeitable;

•	You cannot sell, assign or pledge the Annuity;

•	The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);

•	The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn the applicable age (see the Required Minimum Distribution rules for more details); and

•	Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Non-qualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

•	A 10% early withdrawal additional tax described below;

•	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

•	Failure to take a Required Minimum Distribution, also described below.

Simplified Employee Pensions (SEP). SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

•	If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.

•	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

•	SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch-up contribution amount. These amounts are indexed for inflation and may depend on the participant’s age. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

•	Roth contributions are permitted for SEP IRAs starting in 2023. Under SECURE 2.0, employers may offer employees the ability to elect to treat employee and employer SEP contributions (in whole or in part) as made to a Roth IRA. The Company does not currently offer Roth contributions for SEP IRAs, but we reserve the right to offer this contribution type in the future.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

•	Contributions to a Roth IRA cannot be deducted from your gross income;

•	“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

•	If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA (subject to a timing restriction), employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA. You may also purchase an Annuity for a Roth IRA, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a “conversion”). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax unless a distribution that is allocable to the rollover contribution is distributed within 5 years of the conversion).

In addition, SECURE 2.0 amends the Code to allow for tax and penalty free rollovers from 529 accounts to Roth IRAs, under certain conditions. Starting in 2024, beneficiaries of 529 college savings accounts would be permitted to roll over up to $35,000 over the course of their lifetime from any 529 account in their name to their Roth IRA. These rollovers generally are also subject to Roth IRA annual contribution limits, and the 529 account must have been open for more than 15 years, among other requirements.

The Code also permits the recharacterization of current year contribution amounts from a traditional IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions). However, no recharacterizations of conversions can be made.

Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law and the terms of the Annuity. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.

TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

•	Your attainment of age 59½;

•	Your severance of employment;

•	Your death;

•	Your total and permanent disability; or

•	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn the applicable age or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Late Rollover Self-Certification

You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal advisor regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.

Required Minimum Distributions and Payment Options

If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach the applicable age (“required beginning date”) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.

If you were born...	Your “applicable age” is...
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
After 1959	75

The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the Required Minimum Distribution deadline so that a timely distribution is made. Please note that there is a 25% excise tax (a 50% excise tax applied prior to the 2023 taxable year) on the amount of any required minimum distribution not made in a timely manner. The excise tax on failure is further reduced from 25% to 10% if corrected in a timely manner and certain other conditions are met in accordance with SECURE 2.0.

Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial present value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. Under this option, we will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee-to-trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.

Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. In accordance with SECURE 2.0, a new optional method for calculating your RMDs may be available if you have an IRA in an annuity payout (or partial annuity payout), and an IRA in the deferral stage. Please contact your tax advisor to determine if this calculation method is appropriate for you. In addition, if you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your non-Roth IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

Charitable IRA Distributions.

Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000 (indexed for inflation beginning after 2023), for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year. You should consult your tax advisor about whether a one-time distribution up to $50,000 (indexed for inflation beginning after 2023) that is made from your IRA to a “split-interest entity” can be excluded from your gross income.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner and Beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.

The information provided below applies to Owner and Beneficiary deaths after 2019. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

•	Death before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4)

chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is generally determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.

•	Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and Beneficiaries that are not individuals.

•	Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the post-death distribution requirements.

•	Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the requirements generally do not apply to an immediate annuity contract purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

•	Spousal continuation. If your beneficiary is your spouse, such surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to their own IRA, or by electing to treat your IRA as their own IRA. However, in certain circumstances the surviving spouse may have to take “hypothetical RMDs” (i.e., catch up amounts required in accordance with the regulations).

The post-death distribution requirements are complex in numerous respects. Treasury has issued final and proposed regulations that may impact these required minimum distribution requirements. We reserve the right to make changes in order to comply with the final and proposed regulations, or any final regulations published in the future. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date.

10% Additional Tax for Early Withdrawals from a Qualified Annuity

You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan. Amounts are not subject to this additional tax if:

•	the amount is paid on or after you reach age 59½ or die;

•	the amount received is attributable to your becoming disabled; or

•	generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years. Certain modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)

There are a number of other exceptions to this tax that may apply. In addition, distributions that satisfy certain exceptions to this tax may be repaid in certain circumstances. You should consult your tax advisor for further details.

Withholding

For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

•	For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and

•	For all other distributions, we will withhold at a 10% rate.

If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. In addition, if you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes (including any estimated tax liabilities) on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.

ERISA Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans – Qualified Annuities

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required unless specifically required under the terms of the plan. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

ADDITIONAL CONSIDERATIONS

Reporting and Withholding for Escheated Amounts

Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund. Non-qualified annuity contracts generally are subject to the same or similar federal income tax reporting and withholding requirements as IRAs and qualified retirement plans. As a result, we may determine in the future that we have an obligation to follow similar guidelines with respect to any amounts escheated from your Non-qualified Annuity.

Gifts and Generation-skipping Transfers

If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.

Civil Unions and Domestic Partnerships

U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner or domestic partner.

LEGAL PROCEEDINGS

As of the date of this prospectus, neither the Company nor the Separate Account or Prudential Annuities Distributors, Inc. is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although Pruco Life of New Jersey and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Separate Account, or Pruco Life of New Jersey’s ability to meet its obligations under the Annuity, or the ability of Prudential Annuities Distributors, Inc. to meet its obligations related to the Annuity.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and Pruco Life of New Jersey are incorporated by reference in the Statement of Additional Information.

ADDITIONAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you at www.prudential.com/regdocs/PLNJ-ADVISORV3.0-NY-STAT or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making subsequent Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as systematic withdrawals (including 72(t) payments) and bank drafting in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.

Any errors or corrections on transactions for your Annuity must be reported to us at our Service Center as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our website or other electronic means.

WHAT ARE THE SEPARATE ACCOUNTS?

The Separate Accounts are where Pruco Life of New Jersey sets aside and invests the assets supporting the Annuity. The assets of each Separate Account are held in the name of Pruco Life of New Jersey, and legally belong to us. We will maintain assets in each Separate Account with a total market value at least equal to the cash Surrender Value and other liabilities we must maintain related to the Annuity obligations supported by such assets. The obligations under the Annuity are those of Pruco Life of New Jersey, which is the issuer of the Annuity and the depositor of the Separate Accounts. More detailed information about Pruco Life of New Jersey, including its audited financial statements, is provided in the Statement of Additional Information.

Pruco Life of New Jersey Flexible Premium Variable Annuity Account

The assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account, also referred to as “Pruco Life of New Jersey Variable Annuity Account”. Pruco Life of New Jersey Variable Annuity Account assets that are held in support of the Sub-accounts are kept separate from all our other assets and may not be chargeable with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to Pruco Life of New Jersey Variable Annuity Account are credited to or charged against Pruco Life of New Jersey Variable Annuity Account, without regard to other income, gains or losses of Pruco Life of New Jersey or any other of our Separate Accounts.

Pruco Life of New Jersey Variable Annuity Account was established by us pursuant to New Jersey law on May 20, 1996. Pruco Life of New Jersey Variable Annuity Account also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Pruco Life of New Jersey Variable Annuity Account.

Pruco Life of New Jersey Variable Annuity Account consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the Portfolio. Each Sub-account in Pruco Life of New Jersey Variable Annuity Account may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuity issued by us through Pruco Life of New Jersey Variable Annuity Account. Pruco Life of New Jersey Variable Annuity Account is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Pruco Life of New Jersey Variable Annuity Account. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to subsequent Purchase Payments on existing annuities or close Sub-accounts for annuities purchased on or after specified dates.

In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

•	offer new Sub-accounts, eliminate Sub-accounts, substitute Sub-accounts or combine Sub-accounts;

•	close Sub-accounts to subsequent Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

•	combine the Separate Account with separate accounts;

•	deregister the Separate Account under the Investment Company Act of 1940;

•	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

•	make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

•	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

•	make any changes required by federal or state laws with respect to annuity contracts; and

•	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, or in our discretion becomes inappropriate for purposes of the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment Portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our General Account and are subject to our claims paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular contract or obligation. General Account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The General Account is subject to regulation and supervision by the New Jersey Department of Banking and Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.

Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.

WHO DISTRIBUTES THE ANNUITIES?

Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Insurance Company of America, is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each annuity is offered on a continuous basis. PAD enters into distribution agreements with unaffiliated broker-dealers who are registered under the Exchange Act (collectively, “Firms”). Applications for the Annuities are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life of New Jersey.

In connection with the sale and servicing of the Annuities, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concession, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.

Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuities according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 2.0% for the Advisor Series. Please note that third party financial professionals who charge an Advisory Fee for their services are not paid additional commission amounts. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuities. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life of New Jersey products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the Firm.

In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuities on a preferred or recommended company or product list and/or access to the Firm’s registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates;

educating customers of the firm on the features of the Annuities; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisors/subadvisors or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.

Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2024) received compensation with respect to our annuity business generally during 2024 (or as to which a payment amount was accrued during 2024). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our former affiliate Prudential Annuities Life Assurance Corporation (“PALAC”) now known as Fortitude Life Insurance & Annuity Company (“FLIAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2024 retrospective depiction. During 2024, non-cash compensation received by Firms and Entities ranged from $93.59 - $1,199,010.95. During 2024, cash compensation received by Firms ranged from $0.15 - $12,238,445.84.

All of the Firms and Entities listed below received non-cash compensation during 2024. In addition, Firms in bold also received cash compensation during 2024.

AE Financial Services
AFS Securities, LLC
AGES Financial Services
AGP - Alliance Global Partners
Alera Group
Alerus
Alexander Capital
Alliance Bernstein, L.P.
Allred Wealth Management
Allstate Financial Srvcs, LLC
Ambassador Wealth Management
AMERICAN PORTFOLIO FIN SVCS INC
American Strategic Advisors
Ameriprise Financial, Inc.
Ameritas Investment Corp.
AMUNI Financial, Inc.
Anderson Financial Services
Arete Wealth Management
Arkadios Capital LLC
Ascent Wealth Partners
Assured Partners
Atria Network
Ausdal Financial Partners, Inc.
Avantax Investment Services
B. Riley Wealth Management inc.
Bancwest Investment Srvcs, Inc

Bankers Life
BCG Securities, Inc.
BDOPS
Beaconsfield Financial Services
Benchmark Financial Wealth Advisors, LLC
Benjamin F. Edwards & Company, Inc.
Berthel Fisher & Company
BMO Capital Markets Corp
Bowers Digmann Financial
Bridgehaven Financial
Brighthouse Financial
Brooklight Place Securities, Inc.
Cabot Lodge
Cadaret, Grant & Co., Inc.
Calton & Associates, Inc
Cambridge Investment Research, Inc.
Canandaguia Bank
Cantella & Co., Inc.
Capital Investment Group, Inc.
Capital Synergy Partners
Capital Wealth Partners Inc
Capitol Securities Management, Inc.
Carlson Financial Group
Carlton & Associates, Inc.
Cassidy & Company
Centaurus Financial, Inc.

Century Financial & Insurance Services
Cetera Advisor Network LLC
Chelsea Financial
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Claricity Wealth & Planning
Clark Capital Management Group
Coastal One
Commonwealth Financial Network
Compak Securities
Concorde Investment Services, LLC
Concourse Financial Group Securities Inc
Cooley & Labas Financial Advisors
Copper Financial
Cornerstone Financial Services
Creativeone
Crown Capital Securities, L.P.
CRUMP
CUNA Brokerage Svcs, Inc.
CUSO Financial Services, L.P.
CW Securities
Cypress CU
D.A. Davidson
David Lerner and Associates
Dawson & Bertran Investment Advisors
DayMark Wealth Partners

Delaware Life
DFPG Investments LLC
Dimensional Fund Advisors Ltd
Discipline Advisors
Due Diligence Works
DWS
EBH Securities
Edward Jones & Co.
Emerson Equity LLC
Empower Credit Union
Envestnet
Equitable Advisors, LLC
Equity Services, Inc.
ESL Investment Services
Excel Securities & Assoc.
Feldman Financial Group
FID X
Fidelity Investments
Fifth Third Bank
Financial Focus Group
Financial Security Management, Inc
First Allied Securities, Inc.
First Asset Financial
First Heartland Capital, Inc.
Fortune Financial Services, Inc.
Franklin Templeton
Frontier Asset
Frost Brokerage Services Inc
Garden State Securities, Inc.
Geneos Wealth Management, Inc.
Glass Financial Advisors
GLOBALINK SECURITIES, INC.
Goldberg, Clouse & Edgell, LLC
Goldman Sachs
Gradient Securities, LLC
Great America
Grove Point Investments
Guardian Wealth Strategies, LLC
GWN Securities, Inc.
Halley-Dodson Insurance
Halliday Financial LLC
Hantz Financial Services,Inc.
HARBOR FINANCIAL SERVICES LLC
Hazard & Siegel, Inc.
Hilltop Securities Inc.
Horan
Horizon Financial Resources,LLC
Hornor, Townsend & Kent, Inc.
Hudson Valley Credit Union
Hunter Insurance & Financial Services

Huntleigh Securities
IBN Financial Services, Inc.
iCapital
Income & Asset Advisory
Independence Capital Co. Inc
Independent Financial Grp, LLC
Infinex Financial Group
Infinity Wealth Management
Innovation Partners
Intervest
Invesco
J.W. Cole Financial, Inc.
J.P. Morgan
Jackson National Life
Janney Montgomery Scott, LLC.
Jennison Associates
Kestra Financial, Inc.
Key Investment Services LLC
Kingswood Capital Management
Kneeland Advisors
Kovack Securities, Inc.
Kress Financial
Larson Financial Securities
LaSalle St. Securities LLC
LAX and Company
Lebenthal Wealth Advisors, LLC
Leigh Baldwin & Company, LLC
LEXVO Wealth Mgmt
Lifemark Corporation
Lincoln Financial Advisors
Lincoln Financial Securities Corporation
Lincoln Investment Planning
Lion Street
LM Kohn
LPL Financial Corporation
Lyons Bank
M Holdings Securities, Inc
M&T Securities
Madison Advisors
MAP Estate Planning
Mehta & Associates
Mercer Allied Company L.P.
Merrill Lynch
MFS Investment Management
michael settler cpa
MML Investors Services, Inc.
Moloney Securities
Money Concepts Capital Corp.
Morgan Stanley Smith Barney
Morris Group

Mutual of Omaha Insurance Company
Mutual Securities, Inc
NACK
National Securities Corp.
Nations Financial Group, Inc.
Nationwide Planning Associates
NBC Securities
NBT Bank
Neuberger Berman
Newbridge Securities
Next Financial Group, Inc.
North Ridge Wealth Planning LLC
North Star Consultants, Inc.
Northeast Financial Network
NORTHLAND SECURITIES INC
NORTHWESTERN MUTUAL INVESTMENT SERVICES LLC
O.N. Equity
Oberlin Marketing Inc
Octavia
OMNI FINANCIAL SECURITIES
OneAmerica Securities, Inc.
ONESCO
OPPENHEIMER & CO, INC.
OSAIC Wealth
Packerland Brokerage Svcs,Inc
Park Avenue Securities, LLC
Parkland Securities
Peak Brokerage Services
Pinnacle Investments, LLC
Planmember Securities Corporation
PNC Investments, LLC
Premier Financial Network
Premier Securities of America Inc.
Prime Financial Services
Principal Securities, Inc.
Private Client Services, LLC
Prospera Financial Services, Inc
Prudential Annuities
Purshe Kaplan Sterling Investments
Q6 Advisors, Inc.
Queen City
Ranu Insurance Agency Inc
Raymond James Financial Svcs
RBC CAPITAL MARKETS CORPORATION
Regal Securities, Inc.
Regions Bank
Regulus Financial Group
Rehmann Financial
Ridgewood Wealth Management LLC

Riegel Financial
RNR Securities, L.L.C.
Robert W. Baird & Co., Inc.
Rundahl Financial Consultants
SA Stone Wealth Management Inc.
Sage Rutty & Co. Inc.
Saltzman Associates
Sanctuary Securities
Saxony Securities, Inc.
Scarborough Capital Management
Securities America, Inc.
Securities Management & Research, Inc.
Sigma Financial Corporation
Signature Financial Group
Silver Oak Securities Inc
Skyline
Steele Wealth Management, Inc.
Step Stone Group
Stifel Nicolaus & Co.
Strategic Fin Alliance Inc
Strategic Wealth Management Group, LLC
Strellner Financial Group

Summit Financial Group
T. Rowe Price Group, Inc.
TFS Securities, Inc.
The Investment Center
The Leaders Group
The O.N. Equity Sales Co.
The Prudential Insurance Company of America
The Tschetter Group
The Windmill Group
Tim Hall Financial Services
Tompkins Bank
Town & Country Wealth Management
TransAmerica Financial Advisors, Inc.
Travis Financial Services LLC
Triad Advisors, Inc.
TruChoice Financial
TrueBlue Financial
Truist Investment Services Inc.
TRUSTMONT FINANCIAL GROUP, INC.
Truvium Wealth Management, LLC
UBS Financial Services, Inc.
United Planners Fin. Serv.

US Bank
USA Financial Securities Corp.
VALIC FINANCIAL ADVISORS, INC.
Valmark Securities
Valued Capital Advisors
Vanderbilt Securities Inc
VANDERBILT SECURITIES LLC
Vesta Wealth Advisors
Vestech Securities, Inc.
VOYA Financial Advisors
WADDELL & REED INC.
Wellington Management
Wells Fargo Advisors LLC
WELLS FARGO ADVISORS LLC - WEALTH
Wells Fargo Investments LLC
WesBanco Securities Inc.
Western International Securities, Inc.
Winslow Evans and Crocker
Woodbury Financial Services
WORLD EQUITY GROUP

You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

HOW TO CONTACT US

Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

Prudential’s Annuity Service Center

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

Internet

Access information about your Annuity at: www.prudential.com/annuities

Correspondence Sent by Regular Mail

Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176

Correspondence Sent by Overnight*, Certified or Registered Mail

Prudential Annuities Service Center
1600 Malone Street
Millville, NJ 08332

*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.

Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system and at www.prudential.com/contact-us, our website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudential.com/contact-us. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

PRUDENTIAL, THE PRUDENTIAL LOGO AND THE ROCK DESIGN ARE TRADEMARKS OF PRUDENTIAL FINANCIAL, INC. AND ITS RELATED ENTITIES, REGISTERED IN MANY JURISDICTIONS WORLDWIDE. USED UNDER LICENSE.

PRUDENTIAL PREMIER, ADVISOR VARIABLE ANNUITY SERIES (“ADVISOR SERIES”), AST, HIGHEST DAILY, AND HIGHEST DAILY LIFETIME ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENSE BY ITS AFFILIATES.

APPENDIX A – PORTFOLIOS AVAILABLE UNDER THE ANNUITY

The following is the list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.prudential.com/regdocs/PLNJ-ADVISORV3.0-NY-STAT. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.

The current expenses and performance information below reflects fee and expenses of the Portfolio, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. The Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Allocation	AST Aggressive Asset Allocation Portfolio (formerly AST Capital Growth Asset Allocation Portfolio)1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.86%	14.40%	8.29%	8.02%
Allocation	AST Balanced Asset Allocation Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.85%	11.90%	6.47%	6.66%
Fixed Income	AST Core Fixed Income Portfolio[1] J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Limited Wellington Management Company LLP Western Asset Management Company, LLC Western Asset Management Company Limited	0.68%	1.44%	-0.93%	1.72%
Fixed Income	AST Government Money Market Portfolio[1] PGIM Fixed Income	0.58%	4.76%	2.14%	1.40%
Equity	AST International Equity Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. Massachusetts Financial Services Company PGIM Quantitative Solutions LLC Putnam Investment Management LLC	1.00%	5.46%	5.52%	7.25%
Fixed Income	AST Investment Grade Bond Portfolio1,2,♦ PGIM Fixed Income PGIM Limited	0.69%	1.95%	1.29%	2.66%
Allocation	AST J.P. Morgan Aggressive Multi-Asset Portfolio (formerly AST T. Rowe Price Growth Opportunities Portfolio)1,♦ J.P. Morgan Investment Management Inc.	0.96%	12.27%	7.37%	7.79%
Allocation	AST J.P. Morgan Conservative Multi-Asset Portfolio (formerly AST J.P. Morgan Tactical Preservation Portfolio)1,♦ J.P. Morgan Investment Management Inc.	0.92%	6.20%	3.49%	4.14%

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Allocation	AST J.P. Morgan Moderate Multi-Asset Portfolio (formerly AST J.P. Morgan Global Thematic Portfolio)1,♦ J.P. Morgan Investment Management Inc.	0.99%	9.83%	5.72%	5.93%
Equity	AST Large-Cap Equity Portfolio (formerly AST Large-Cap Core Portfolio)[1] ClearBridge Investments, LLC Dimensional Fund Advisors LP J.P. Morgan Investment Management Inc. PGIM Quantitative Solutions LLC	0.83%	24.15%	12.51%	11.09%
Equity	AST Large-Cap Growth Portfolio[1] Clearbridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management Inc. T. Rowe Price Associates, Inc. Putnam Investment Management LLC	0.86%	30.16%	15.38%	15.50%
Equity	AST Large-Cap Value Portfolio1,♦ ClearBridge Investments, LLC Dimensional Fund Advisors LP Hotchkis and Wiley Capital Management, LLC J.P. Morgan Investment Management Inc. Putnam Investment Management LLC	0.79%	9.93%	9.72%	8.82%
Allocation	AST Multi-Asset Diversified Plus Portfolio (formerly AST Academic Strategies Asset Allocation Portfolio)1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. Morgan Stanley Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate Putnam Investment Management LLC Systematica Limited	1.13%	7.71%	3.78%	4.05%
Allocation	AST Multi-Asset Diversified Portfolio (formerly AST Advanced Strategies Portfolio)1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate Putnam Investment Management LLC	0.88%	11.00%	5.94%	6.81%
Allocation	AST PGIM Aggressive Multi-Asset Portfolio (formerly AST Prudential Growth Allocation Portfolio)[1] Jennison Associates LLC PGIM Fixed Income PGIM Quantitative Solutions LLC PGIM Real Estate	0.90%	13.69%	6.26%	6.60%

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Allocation	AST Preservation Asset Allocation Portfolio1,♦ Jennison Associates LLC J.P. Morgan Investment Management Inc. PGIM Fixed Income PGIM Quantitative Solutions LLC Putnam Investment Management LLC	0.88%	7.80%	3.34%	4.34%
Allocation	AST Quantitative Modeling Portfolio1,♦ PGIM Quantitative Solutions LLC PGIM Fixed Income PGIM Limited Jennison Associates LLC	1.05%	14.14%	7.01%	7.18%
Equity	AST Small-Cap Equity Portfolio (formerly AST Small-Cap Growth Portfolio)1,♦ Boston Partners Global Investors, Inc. Dimensional Fund Advisors LP Driehaus Capital Management LLC Hotchkis and Wiley Capital Management, LLC TimesSquare Capital Management, LLC	0.97%	14.86%	8.61%	9.69%
Equity	ProFund VP Communication Services1,♦ ProFund Advisors LLC	1.68%	32.64%	10.97%	7.08%
Equity	ProFund VP Consumer Discretionary1,♦ ProFund Advisors LLC	1.68%	24.44%	9.74%	9.93%
Equity	ProFund VP Consumer Staples1,♦ ProFund Advisors LLC	1.68%	10.36%	6.25%	6.12%
Equity	ProFund VP Financials1,♦ ProFund Advisors LLC	1.68%	28.45%	9.67%	9.53%
Equity	ProFund VP Health Care1,♦ ProFund Advisors LLC	1.68%	0.82%	5.85%	7.27%
Equity	ProFund VP Industrials1,♦ ProFund Advisors LLC	1.68%	15.47%	9.02%	9.31%
Equity	ProFund VP Large-Cap Growth1,♦ ProFund Advisors LLC	1.68%	33.78%	15.07%	13.29%
Equity	ProFund VP Large-Cap Value1,♦ ProFund Advisors LLC	1.68%	10.42%	8.71%	8.18%
Equity	ProFund VP Mid-Cap Growth1,♦ ProFund Advisors LLC	1.68%	13.89%	8.19%	8.06%
Equity	ProFund VP Mid-Cap Value1,♦ ProFund Advisors LLC	1.68%	9.85%	8.45%	7.37%
Equity	ProFund VP Real Estate1,♦ ProFund Advisors LLC	1.68%	3.55%	1.40%	3.92%
Equity	ProFund VP Small-Cap Growth1,♦ ProFund Advisors LLC	1.68%	7.80%	6.41%	7.73%
Equity	ProFund VP Small-Cap Value1,♦ ProFund Advisors LLC	1.68%	5.87%	6.35%	6.37%

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Equity	ProFund VP Utilities1,♦ ProFund Advisors LLC	1.68%	21.27%	4.49%	6.50%
Equity	PSF Small-Cap Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.38%	8.36%	8.02%	8.66%
Equity	PSF Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.29%	24.65%	14.19%	12.80%
The additional information below may be applicable to the Portfolios listed in the above table.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the Portfolios of The Prudential Series Fund (PSF).
PGIM Investments LLC manages each of the Portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the Portfolios of AST.
PGIM Real Estate is a business unit of PGIM, Inc.
1.	These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract Owner’s Account Value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond Portfolio Sub-account or a fixed account (those AST bond Portfolios or a fixed account may not be available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account or a fixed account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:

(a)	a Portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Portfolio’s investment strategy;

(b)	the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)	a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.
2.	The AST Investment Grade Bond variable Investment Option is not available for allocation of Purchase Payments or contract Owner transfers.
♦	This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

Investment Restrictions

As a condition of electing any Highest Daily Lifetime Income v3.0 benefit, we limit the Investment Options to which you may allocate your Account Value, as set forth in the Permitted Sub-accounts table below.

Optional Benefit Name:	Permitted Investment Options:

Highest Daily Lifetime Income v3.0
Spousal Highest Daily Lifetime Income v3.0
Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit
Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit

AST Aggressive Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST J.P. Morgan Aggressive Multi-Asset Portfolio
AST J.P. Morgan Conservative Multi-Asset Portfolio
AST J.P. Morgan Moderate Multi-Asset Portfolio
AST Multi-Asset Diversified Plus Portfolio
AST Multi-Asset Diversified Portfolio
AST PGIM Aggressive Multi-Asset Portfolio
AST Preservation Asset Allocation Portfolio

APPENDIX B - HISTORICAL ROLL-UP RATES AND WITHDRAWAL PERCENTAGES

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JUNE 15, 2020 AND DECEMBER 31, 2020.

Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Roll-up Rate:
4.00% Annual Effective
Compounded Daily
Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following table listed below:

Ages	Single Percentage	Spousal Percentage
50 - 54	1.60%	1.10%
55 - 59	2.10%	1.60%
60 - 64	3.00%	2.50%
65 - 69	4.00%	3.50%
70 - 84	4.00%	3.50%
85+	4.40%	3.90%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN APRIL 1, 2020 AND JUNE 14, 2020.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after June 15, 2020. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Roll-up Rate:
3.50% Annual Effective
Compounded Daily
Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following table listed below:

Ages	Single Percentage	Spousal Percentage
50 - 54	1.10%	0.60%
55 - 59	1.60%	1.10%
60 - 64	2.50%	2.00%
65 - 69	3.50%	3.00%
70 - 84	3.50%	3.00%
85+	3.90%	3.40%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN NOVEMBER 15, 2019 AND MARCH 31, 2020.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after April 1, 2020. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Roll-up Rate:
5.00% Annual Effective
Compounded Daily
Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following table listed below:

Ages	Single Percentage	Spousal Percentage
50 - 54	2.60%	2.10%
55 - 59	3.10%	2.60%
60 - 64	4.00%	3.50%
65 - 69	5.00%	4.50%
70 - 84	5.00%	4.50%
85+	5.40%	4.90%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN OCTOBER 15, 2019 AND NOVEMBER 14, 2019.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after November 15, 2019. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Roll-up Rate:
5.00% Annual Effective
Compounded Daily
Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following table listed below:

Ages	Single Percentage	Spousal Percentage
50 - 54	2.85%	2.35%
55 - 59	3.35%	2.85%
60 - 64	4.25%	3.75%
65 - 69	5.25%	4.75%
70 - 84	5.25%	4.75%
85+	5.65%	5.15%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN SEPTEMBER 15, 2019 AND OCTOBER 14, 2019.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after October 15, 2019. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Roll-up Rate:
5.00% Annual Effective
Compounded Daily
Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following table listed below:

Ages	Single Percentage	Spousal Percentage
50 - 54	2.95%	2.45%
55 - 59	3.45%	2.95%
60 - 64	4.35%	3.85%
65 - 69	5.35%	4.85%
70 - 84	5.35%	4.85%
85+	5.75%	5.25%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JULY 15, 2019 AND SEPTEMBER 14, 2019.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after September 15, 2019. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Roll-up Rate:
5.00% Annual Effective
Compounded Daily
Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following table listed below:

Ages	Single Percentage	Spousal Percentage
50 - 54	3.10%	2.60%
55 - 59	3.60%	3.10%
60 - 64	4.50%	4.00%
65 - 69	5.50%	5.00%
70 - 84	5.50%	5.00%
85+	5.90%	5.40%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN DECEMBER 15, 2018 AND JULY 14, 2019.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after July 15, 2019. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Roll-up Rate:
5.5% Annual Effective
Compounded Daily
Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following table listed below:

Ages	Single Percentage	Spousal Percentage
50 - 54	3.30%	2.80%
55 - 59	3.80%	3.30%
60 - 64	4.70%	4.20%
65 - 69	5.70%	5.20%
70 - 84	5.70%	5.20%
85+	6.10%	5.60%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JUNE 15, 2018 AND DECEMBER 14, 2018.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after December 15, 2018. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Roll-up Rate:
5.5%
Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following table listed below:

Ages	Single Percentage	Spousal Percentage
50 - 54	3.10%	2.60%
55 - 59	3.60%	3.10%
60 - 64	4.10%	3.60%
65 - 69	5.60%	5.10%
70 - 84	5.60%	5.10%
85+	6.10%	5.60%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN MARCH 15, 2018 AND JUNE 14, 2018.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after June 15, 2018. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Roll-up Rate:
5.5%
Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following table listed below:

Ages	Single Percentage	Spousal Percentage
50 - 54	3%	2.5%
55 - 59	3.5%	3%
60 - 64	4%	3.5%
65 - 69	5.5%	5%
70 - 84	5.5%	5%
85+	6%	5.5%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN OCTOBER 15, 2017 AND MARCH 14, 2018.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after March 15, 2018. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Roll-up Rate:
5% Annual Effective
Compounded Daily
Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following table listed below:

Ages	Single Percentage	Spousal Percentage
50 - 54	3%	2.5%
55 - 59	3.5%	3%
60 - 64	4%	3.5%
65 - 69	5.5%	5%
70 - 84	5.5%	5%
85+	6%	5.5%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN DECEMBER 15, 2015 AND OCTOBER 14, 2017.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after October 15, 2017. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Roll-up Rate:
5% Annual Effective
Compounded Daily
Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Ages	Single Percentage	Spousal Percentage
50 - 54	3%	2.5%
55 - 59	3.5%	3%
60 - 64	4%	3.5%
65 - 69	5%	4.5%
70 - 84	5%	4.5%
85+	6%	5.5%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JANUARY 15, 2015 AND DECEMBER 14, 2015.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after December 15, 2015. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Roll-up Rate:
5% Annual Effective
Compounded Daily
Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Ages	Single Percentage	Spousal Percentage
50 - 54	2.9%	2.4%
55 - 59	3.4%	2.9%
60 - 64	3.9%	3.4%
65 - 69	4.9%	4.4%
70 - 84	4.9%	4.4%
85+	5.9%	5.4%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN FEBRUARY 10, 2014 AND JANUARY 14, 2015.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after January 15, 2015. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Roll-up Rate:
5% Annual Effective
Compounded Daily
Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Ages	Single Percentage	Spousal Percentage
50 - 54	3%	2.5%
55 - 59	3.5%	3%
60 - 64	4%	3.5%
65 - 69	5%	4.5%
70 - 84	5%	4.5%
85+	6%	5.5%

Mailing

This prospectus describes the important features of the Annuity and provides information about Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “we”, “our”, “the Company”, or “us”) and the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Separate Account).

We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (SAI) that includes additional information about the Annuity, Pruco Life of New Jersey and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity, or to make other investor inquiries, please call 1-888-PRU-2888.

We file periodic reports and other information about the Annuity and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Edgar Contract Identifier: C000133834	PPADVNY30DPR

Prudential Premier Advisor Variable Annuity Series
Flexible Premium Deferred Annuity

(Applicable to contracts with applications signed on or after 02/10/14)
STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2025
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

The variable annuity contracts listed above (“Annuities”) are issued by PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (“Pruco Life of New Jersey” or the “Company”), a stock life insurance company that is a wholly-owned subsidiary of Pruco Life Insurance Company and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the “Account”).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE PROSPECTUS DATED MAY 1, 2025 CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES SERVICE CENTER, P.O. BOX 7960, PHILADELPHIA, PA 19176 OR TELEPHONE 1-888-PRU-2888. YOU MAY ACCESS THE PROSPECTUS ON OUR WEBSITE AT THE LINK(S) BELOW.

Prudential Premier Advisor Variable Annuity Series (Applicable to contracts with applications signed on or after 02/10/14): C000133834	www.prudential.com/regdocs/PLNJ-ADVISORV3.0-NY-STAT

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GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company whose parent is The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company.

Pruco Life of New Jersey Flexible Premium Variable Annuity Account

We have established a Separate Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (“Separate Account”), to hold the assets that are associated with the Annuities. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey, which is the issuer of the Annuity and the depositor of the Separate Account. Values and benefits based on allocations to the Sub-accounts within the Separate Account will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account.

We reserve the right to perform any or all of the following:

•	offer new Sub-accounts, eliminate Sub-accounts, substitute Sub-accounts or combine Sub-accounts;

•	close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

•	combine the Separate Account with other separate accounts;

•	deregister the Separate Account under the Investment Company Act of 1940;

•	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

•	make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

•	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

•	make any changes required by federal or state laws with respect to annuity contracts; and

•	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - PRUDENTIAL ANNUITIES DISTRIBUTORS, INC.

Prudential Annuities Distributors, Inc. (“PAD”), a wholly-owned subsidiary of Prudential, is the distributor and principal underwriter of the Annuity. The Annuity is no longer offered for new sales.

PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (the “Exchange Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

PAD enters into distribution agreements with unaffiliated broker-dealers who are registered under the Exchange Act (“firms”). Applications for annuity products are solicited by registered representatives of those firms.

As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuity has been in effect.

With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions as follows: 2024: $75,295,042; 2023: $42,223,009; and 2022: $29,091,041. PAD retained none of those commissions.

Payments made to promote sale of our products.

In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we and/or PAD pay certain broker-dealers cash

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compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (“total assets”) subject to certain criteria in certain products; and/or percentage payments based on the total amount of money received as purchase payments under annuity products sold through the broker-dealer. Pruco Life of New Jersey does not pay commission to financial intermediaries because such intermediaries receive compensation from advisory fees paid by contract owners.

We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The prospectus provides further information regarding compensation and provides a list that includes the names of the firms that we are aware (as of December 31, 2024) received cash compensation with respect to annuity business during 2024 (or as to which a payment amount was accrued during 2024). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. During 2024, the least amount paid, and greatest amount paid, were $0.15 and $12,238,445.84, respectively.

MISSTATEMENT OF AGE OR SEX

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit is based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

CYBER SECURITY AND BUSINESS CONTINUITY RISKS

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s Portfolios and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to a Portfolio, an inability to calculate unit values with respect to the Annuity and/or the net asset value (“NAV”) with respect to a Portfolio, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including

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widespread use of work-from-home arrangements. Although the Company, our service providers, and the Portfolios offered under the Annuity may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the Portfolios, and the issuers in which the Portfolios invest.

The military invasion of Ukraine initiated by Russia in February 2022 and the resulting response by the United States and other countries have led to economic disruptions, as well as increased volatility and uncertainty in the financial markets. It is not possible to predict the ultimate duration and scope of the conflict, or the future impact on U.S. and global economies and financial markets.

FINANCIAL STATEMENTS

The financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account are incorporated into this Statement of Additional Information by reference to the latest financial statements on Form N-VPFS for the Pruco Life of New Jersey Flexible Premium Variable Annuity Account as filed with the SEC on April 10, 2025. The financial statements of Pruco Life Insurance Company of New Jersey are incorporated by reference to its annual report for the year ending December 31, 2024 on Form 10-K as filed with the SEC on March 26, 2025. Such financial statements have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s principal business address is 300 Madison Avenue, New York, NY 10017-6204.

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PART C
OTHER INFORMATION

ITEM 27. EXHIBITS:

(a)

Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b)	Agreements for custody of securities and similar investments. Not Applicable.
(c)(1)

Distribution and Underwriting Agreement by and among Pruco Life Insurance Company of New Jersey (Depositor) and Prudential Annuities Distributors, Inc. “PAD” (Underwriter). Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(2)

Specimen Affiliated Insurer Amendment to Selling Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(3)

List of Broker Dealers selling under original Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-162678, filed April 16, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(4)

List of Broker Dealers that executed Amendment to Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-162678, filed April 16, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(d)(1)

Form of Advisor Series certificate issued under Annuity Contract P-CR/IND (2/10)-NY. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162676, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(2)

Form of Highest Daily Lifetime Income Benefit v2.1 rider P-RID-HD(2-13)-NY (includes schedule pages P-SCH-R-HD(2-13)-NY. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-184889, filed January 23, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(3)

Form of Highest Daily Lifetime Income Benefit v2.1 w/HADB rider P-RID-HD-HAB(2-13)-NY (includes schedule pages P-SCH-R-HD-HAB)- NY. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-184889, filed January 23, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4)

Form of Individual Retirement Annuity Endorsement P-END-IRA NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(5)

Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(6)

Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(7)

Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN NY (02/10). Incorporated by reference to
Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(8)

Amendatory Tax Endorsement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-184889, filed April 12, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(9)

Form of Highest Daily Lifetime Income v3.0 Benefit Rider P-RID-HD(2/14)-NY. Incorporated by reference to Post-Effective Amendment No. 3, Form N-4 Registration Statement No. 333-184889, filed December 9, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(10)

Form of Highest Daily Lifetime Income v3.0 Benefit Schedule Supplement P-SCH-R-HD(2/14)-NY. Incorporated by reference to Post-Effective Amendment No. 3, Form N-4 Registration Statement No. 333-184889, filed December 9, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(11)

Form of Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit Rider P-RID-HD-HAB(2/14)-NY. Incorporated by reference to Post-Effective Amendment No. 3, Form N-4 Registration Statement No. 333-184889, filed December 9, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(12)

Form of Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit Schedule Supplement P-SCH-R-HD-HAB(2/14)-NY. Incorporated by reference to Post-Effective Amendment No. 3, Form N-4 Registration Statement No. 333-184889, filed December 9, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(e)(1)

Form of Application for the Contract ORD202827-NY Rev (2/13) and Beneficiary Contract ORD202863-NY. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-184889, filed January 23, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(2)

Form of Application for the Contract ORD202827-NY Rev (2/14). Incorporated by reference to Post-Effective Amendment No. 3, Form N-4 Registration Statement No. 333-184889, filed December 9, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(f)(1)

Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended. Incorporated by reference to Form S-6, Registration No. 002-89780, filed April 28,1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(2)

By-laws of Pruco Life Insurance Company of New Jersey. Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(3)

Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012. Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2012, filed March 15, 2013, on behalf of Pruco Life Insurance Company of New Jersey.

(4)

Certificate of Amendment to the Certificate of Incorporation dated September 3, 2019. Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2019, filed March 5, 2020, on behalf of Pruco Life Insurance Company of New Jersey.

(g)	Not Applicable
(h)(1)

Fund Participation Agreement dated May 1, 2005, as amended and restated June 8, 2005, by and among Pruco Life Insurance Company of New Jersey, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(2)

Shareholder Information Agreement (Sample Rule 22c-2). Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(3)

Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company of New Jersey. Incorporated by reference to Post-Effective Amendment No. 1 Form N-4 Registration No. 333-184889, filed April 12, 2013, on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(4)

Fund Participation Agreement dated May 1, 2005, by and among Pruco Life Insurance Company of New Jersey, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No.10, Form N-4 Registration Statement No. 333-184889, filed April 9, 2018 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(i)	Not applicable.
(j)	Not applicable.
(k)	Opinion of Counsel. Filed Herewith
(l)(1)	Written Consent of Independent Registered Public Accounting Firm. Filed Herewith
(2)	Powers of Attorney: Reshma V. Abraham, Markus Coombs, Alan M. Finkelstein, Scott E. Gaul, Bradley O. Harris, Salene Hitchcock-Gear and Dylan J. Tyson. Filed Herewith
(m)	Not Applicable.
(n)	Not Applicable.
(o)	Not Applicable.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR
Reshma V. Abraham 213 Washington Street Newark, New Jersey 07102	Director and Vice President
Markus Coombs 213 Washington Street Newark, New Jersey 07102	Director, Chief Accounting Officer, Chief Financial Officer, and Vice President
Alan M. Finkelstein 751 Broad Street Newark, New Jersey 07102	Director and Treasurer
Scott E. Gaul One Corporate Drive Shelton, Connecticut 06484	Director and Vice President
Bradley O. Harris 213 Washington Street Newark, New Jersey 07102	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102	Director
Daniel T. McNulty 600 Office Center Drive, Apex Office Park Fort Washington, Pennsylvania 19034	Chief Compliance Officer, Variable Life & Variable Annuities Registered Separate Accounts
Matthew Silver 213 Washington Street Newark, New Jersey 07102	Chief Actuary and Senior Vice President
Dylan J. Tyson One Corporate Drive Shelton, Connecticut 06484	President & Chief Executive Officer and Director
Amy M. Woltman 751 Broad Street Newark, New Jersey 07102	Chief Legal Officer, Vice President and Secretary

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company (“Pruco Life”)); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”)). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 13, 2025, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential’s Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the “Act”). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 30. INDEMNIFICATION:

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey (“PLNJ”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ’s By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS:

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by various insurance companies. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Qualified Individual Variable Contract Account, The Prudential Individual Variable Contract Account, Prudential’s Annuity Plan Account, Prudential’s Investment Plan Account, and Prudential’s Annuity Plan Account-2. In addition, PAD serves as principal underwriter for variable annuities issued by Fortitude Life Insurance & Annuity Company and its Fortitude Life Insurance & Annuity Company Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Suzanne Amari One Corporate Drive Shelton, Connecticut 06484	Director
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103	Senior Vice President and Director
Tracey Carroll One Corporate Drive Shelton, Connecticut 06484	President and Director
Jessica Conley 2101 Welsh Road Dresher, Pennsylvania 19025	Vice President
Markus Coombs 213 Washington Street Newark, New Jersey 07102	Director
Kelly Florio 751 Broad Street Newark, New Jersey 07102	Anti-Money Laundering Officer
Christina A. Hartnett One Corporate Drive Shelton, Connecticut 06484	Chief Operating Officer and Vice President
Donald Mallavia One Corporate Drive Shelton, Connecticut 06484	Director
Shane T. McGrath 280 Trumbull Street Hartford, Connecticut 06103	Chief Compliance Officer and Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Anju Nanda One Corporate Drive Shelton, Connecticut 06484	Chairman, Chief Executive Officer and Director
Frank Papasavas 751 Broad Street Newark, New Jersey 07102	Treasurer
Robert P. Smit 751 Broad Street Newark, New Jersey 07102	Chief Financial Officer and Controller
Jordan Thomsen 213 Washington Street Newark, New Jersey 07102	Chief Legal Officer and Secretary
Amy M. Woltman 751 Broad Street Newark, New Jersey, 07102	Vice President and Assistant Secretary

(c) Commissions received by PAD during 2024 with respect to all individual annuities issued by Pruco Life of New Jersey.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$75,295,042	$-0-	$-0-	$-0-
*	PAD did not retain any of these commissions.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Provided in the Registrant’s most recent report on Form N-CEN.

ITEM 33. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.

ITEM 34. FEE REPRESENTATION

Pruco Life of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark and the State of New Jersey on this 10th day of April 2025.

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT REGISTRANT BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY DEPOSITOR
By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY DEPOSITOR
By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Reshma V. Abraham* Reshma V. Abraham	Director and Vice President	April 10, 2025
Markus Coombs* Markus Coombs	Chief Financial Officer, Chief Accounting Officer, Vice President and Director	April 10, 2025
Alan M. Finkelstein* Alan M. Finkelstein	Director and Treasurer	April 10, 2025
Scott E. Gaul* Scott E. Gaul	Director and Vice President	April 10, 2025
Bradley O. Harris* Bradley O. Harris	Director	April 10, 2025
Salene Hitchcock-Gear* Salene Hitchcock-Gear	Director	April 10, 2025
Dylan J. Tyson* Dylan J. Tyson	Director, President and Chief Executive Officer	April 10, 2025

By:	/s/ Elizabeth L. Gioia
Elizabeth L. Gioia
*	Executed by Elizabeth L. Gioia on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

Exhibit No.	Description
(k)	Opinion of Counsel.
(l)(1)	Written Consent of Independent Registered Public Accounting Firm.
(l)(2)	Powers of Attorney: Reshma V. Abraham, Markus Coombs, Alan M. Finkelstein, Scott E. Gaul, Bradley O. Harris, Salene Hitchcock-Gear and Dylan J. Tyson.